                                      2

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant(s)          / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/ /   Preliminary proxy statement

/ X / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OFI TREMONT CORE STRATEGIES HEDGE FUND
OFI TREMONT MARKET NEUTRAL HEDGE FUND
OPPENHEIMER INTERNATIONAL LARGE-CAP CORE TRUST
OPPENHEIMER INTERNATIONAL VALUE TRUST
OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND
OPPENHEIMER PORTFOLIO SERIES
OPPENHEIMER REAL ESTATE FUND
OPPENHEIMER SELECT VALUE FUND
OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
OPPENHEIMER TREMONT OPPORTUNITY FUND
------------------------------------------------------------
(Name of Registrant(s) as Specified in Its Charter)

SAME AS ABOVE
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ X / No Fee Requred

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:
/   / Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------

                                      1

57

                      OFI TREMONT CORE STRATEGIES HEDGE FUND
                      OFI TREMONT MARKET NEUTRAL HEDGE FUND
           OPPENHEIMER INTERNATIONAL LARGE-CAP CORE TRUST on behalf of
                  -Oppenheimer International Large-Cap Core Fund
                OPPENHEIMER INTERNATIONAL VALUE TRUST on behalf of
                      -Oppenheimer International Value Fund
                OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND
                    OPPENHEIMER PORTFOLIO SERIES on behalf of
                       -Oppenheimer Active Allocation Fund
                      -Oppenheimer Aggressive Investor Fund
                     -Oppenheimer Conservative Investor Fund
                       -Oppenheimer Moderate Investor Fund
                           OPPENHEIMER REAL ESTATE FUND
                          OPPENHEIMER SELECT VALUE FUND
                   OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                    OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD September 26, 2005

      The Oppenheimer funds listed above (each a "Fund" and collectively the
"Funds") will host a joint Special Meeting of shareholders and members
(collectively, "shareholders") on September 26, 2005 at 1:00 p.m., Mountain
Time, as may be adjourned from time-to-time.  The Special Meeting will be held at the Funds' offices located at 6803 South Tucson Way, Centennial, Colorado
80112.  At the Special Meeting, shareholders will be asked to vote on the following:

      1.    A proposal to elect eleven Trustees

      2.    Proposals to change or eliminate certain fundamental investment policies.

      Any shareholder who owned shares of a Fund at the close of business on
June 29, 2005 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the
Meeting.  Please read the full text of the enclosed Proxy Statement for a complete understanding of the proposals.

              YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                          WE URGE YOU TO VOTE PROMPTLY.
                             YOUR VOTE IS IMPORTANT.
  PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING
                                      TODAY
Dated: July 28, 2005

                                         By Order of the Board of Trustees/Members

                                                         Robert G. Zack, Secretary

                      OFI TREMONT CORE STRATEGIES HEDGE FUND
                      OFI TREMONT MARKET NEUTRAL HEDGE FUND
           OPPENHEIMER INTERNATIONAL LARGE-CAP CORE TRUST on behalf of
                  -Oppenheimer International Large-Cap Core Fund
                OPPENHEIMER INTERNATIONAL VALUE TRUST on behalf of
                      -Oppenheimer International Value Fund
                OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND
                    OPPENHEIMER PORTFOLIO SERIES on behalf of
                       -Oppenheimer Active Allocation Fund
                      -Oppenheimer Aggressive Investor Fund
                     -Oppenheimer Conservative Investor Fund
                       -Oppenheimer Moderate Investor Fund
                           OPPENHEIMER REAL ESTATE FUND
                          OPPENHEIMER SELECT VALUE FUND
                   OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                    OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC

                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                                September 26, 2005

      This is a Proxy Statement for the above listed Oppenheimer funds (each a
"Fund" and collectively the "Funds").  The Board of Trustees or Board of Managers
("Board") of the Funds is soliciting proxies for a joint Special Meeting of shareholders and members (collectively "shareholders") of each Fund to approve proposals that have already been approved by the Board.  (The Board of Trustees and Board of Managers are the same board.  For purposes of this Proxy Statement, a member of the Board is referred to as a "Trustee" and collectively referred to as the "Trustees".)

      The Board has sent you this Proxy Statement to ask for your vote on several proposals affecting your Fund.  The Funds will hold a Special Meeting of
Shareholders on September 26, 2005 at 1:00 p.m. Mountain Time, as may be
adjourned from time to time.  The Special Meeting will be held at the Funds'
offices located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

      Any shareholder who owned shares of a Fund on June 29, 2005 (the "Record
Date") will receive notice of the Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting.  Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they own on the Record Date.

You should read the entire Proxy Statement before voting.  Depending on the Fund for which you are a shareholder, please call the following number if any questions:

---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-800-225-5677
                                            (1-800-CALL-OPP) if you have
International Large-Cap Core Fund           any questions.
International Value Fund
Limited Term California Municipal Fund
Portfolio Series-Active Allocation Fund
Portfolio Series-Aggressive Investor Fund
Portfolio Series-Conservative Investor Fund
Portfolio Series-Moderate Investor Fund
Real Estate Fund
Select Value Fund

---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-866-634-6220 if
                                            you have any questions.
OFI Tremont Core Strategies Hedge Fund
OFI Tremont Market Neutral Hedge Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-800-858-9826 if
                                            you have any questions.
Tremont Market Neutral Fund, LLC
Tremont Opportunity Fund, LLC
---------------------------------------------------------------------------

      The Funds expect to mail the Notice of Special Meeting, this Proxy
Statement and proxy ballot to shareholders on or about July 28, 2005.

      The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC").
The SEC maintains a website that contains information about the Funds
(www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street,
N.W., Washington, D.C.  20549.  You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information
Services of the SEC at 450 Fifth Street, N.W., Washington, D.C.  20549, at
prescribed rates.

The Annual Report to Shareholders of each Fund (if available), including financial statements of the Fund, has previously been sent to shareholders.
Upon request, each Fund's most recent annual and subsequent semi-annual report
(when available) is available at no cost.

---------------------------------------------------------------------------
If you are a shareholder in:                To request a report, please
                                            call 1-800-225-5677
International Large-Cap Core Fund           (1-800-CALL-OPP) or write to
International Value Fund                    [Fund Name] at
Limited Term California Municipal Fund      OppenheimerFunds Services,
Portfolio Series-Active Allocation Fund     P.O. Box 5270, Denver,
Portfolio Series-Aggressive Investor Fund   Colorado 80217-5270.
Portfolio Series-Conservative Investor Fund
Portfolio Series-Moderate Investor Fund
Real Estate Fund
Select Value Fund

---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                To request a report, please
                                            call 1-866-634-6220; or write
OFI Tremont Core Strategies Hedge Fund      to [Fund Name] at, 6803 South
OFI Tremont Market Neutral Hedge Fund       Tucson Way, Centennial,
                                            Colorado 80112.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                To request a report, please
                                            call 1-800-858-9826 or write
Tremont Market Neutral Fund, LLC            to [Fund Name] at:  P.O. Box
Tremont Opportunity Fund, LLC               5270, Denver, Colorado
                                            80217-5270.
---------------------------------------------------------------------------

                              QUESTIONS AND ANSWERS:

What proposals am I being asked to vote on?

      You are being asked to vote on the following proposals:

PROPOSAL 1:  To elect eleven Trustees for the Funds.

      For the election of Trustees, shareholders of Oppenheimer Portfolio Series
(Active Allocation Fund, Aggressive Investor Fund, Conservative Investor Fund
and Moderate Investor Fund) will vote together.  Shareholders of all other Funds will vote separately.

PROPOSAL 2:  To approve changes in or elimination of, certain fundamental investment policies.

      The following table identifies each sub-proposal in Proposal 2 and shows which proposals apply to your Fund(s).  Shareholders of each Fund will vote separately on each sub-proposal in Proposal 2 as indicated below.

---------------------------------------------------------------------------
Name of Oppenheimer     2a      2b        2c       2d     2e        2f
Fund                    BorrowinConcentratInvestingLendingReal      Senior
                                of        in              Estate    Securities
                                InvestmentOther           and
                                          Investment      Commodities
                                          Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
International                   X                         X         X
Large-Cap Core Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
International Value             X                         X         X
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Limited Term                    X                  X      X         X
California Municipal
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Real Estate Fund        X       X         X        X      X         X
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Select Value Fund                         X                         X
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
OFI Tremont Market      X                          X      X         X
Neutral Hedge Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
OFI Tremont Core        X                          X      X         X
Strategies Hedge Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Tremont Opportunity     X                          X      X         X
Fund, LLC
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Tremont Market Neutral  X                          X      X         X
Fund, LLC
---------------------------------------------------------------------------

Has my Fund's Board approved the Proposals?

      Yes. The Board unanimously approved these proposals and recommends that you vote to approve each proposal.

Why am I being asked to elect eleven Trustees?

      The Funds' Board is currently comprised of five Trustees, three of whom
(or 60%) are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940) ("Independent Trustees").  The Securities
and Exchange Commission ("SEC") recently adopted a new rule requiring that the
Funds' Board be comprised of at least 75% Independent Trustees.  Additionally,
Section 16(a) of the Investment Company Act requires that at least a majority of the Trustees be elected by the shareholders.  In addition, new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least 66.67% of the Trustees have been elected by shareholders. Therefore, in order to change the composition of the Board members to satisfy both the new 75%
independence rule and the existing requirement that 66.67% of the Trustees be elected by the shareholders, a shareholder vote is necessary to elect Trustees.
Finally, the election of all the Trustees by shareholders will facilitate the appointment by the Board of future Trustees if that becomes necessary.

      In considering how best to satisfy these regulatory requirements and for the reasons outlined below, on June 9, 2005, the Funds' Board approved the nomination of eight members from another board of trustees/directors of 24 other
Oppenheimer funds (the board of those 24 other funds is hereinafter referred to as "Board I"), along with three current members of the Funds' Board (Mr. Joseph
M. Wikler, Mr. Peter I. Wold and Mr. John V. Murphy) to serve as Trustees for the Funds and to form a single, new common board ("Combined Board") to oversee the Funds in this Proxy Statement.  Two current members of the Funds' Board, Mr.
Eustis Walcott and Mr. Ronald J. Abdow, are not standing for election to the
Combined Board.  Mr. Murphy currently serves as a Trustee on both the Funds'
Board and for the 24 other funds overseen by Board I.

      This means that your Fund will be overseen by the Combined Board, which would increase the number of trustees on your Fund's Board from five to eleven members.  The Combined Board then would oversee the 13 Funds included in this proxy statement and 24 other Oppenheimer funds.  In this regard, a separate proxy statement has been sent to the shareholders of those other Oppenheimer funds asking the shareholders of those funds to approve the same eleven nominees to serve as trustees for those funds.

Due to the increased complexity and regulatory requirements and responsibilities imposed on trustees of registered investment companies, the Funds' Board believes it is appropriate to increase the number of Board members overseeing the Funds.  The Board I trustees currently oversee 24 funds compared to 14 funds overseen by the Funds' Board (one of which is not included in this proxy statement).  Therefore, the Board I trustees receive a higher overall rate of annual compensation than the Trustees of the Funds' Board.  Each Trustee on the
Combined Board also is expected to receive the higher overall rate of compensation.

      As a result of the increase in membership and compensation of the Combined
Board, each Fund's respective share of the Trustees' aggregate compensation and expenses normally might be expected to increase.  However, following the consolidation of the Funds' Board and Board I into the Combined Board, the
Trustees' compensation and expenses will be allocated among 38 Funds (rather than the 14 Funds overseen by the current Board) and among a significantly larger amount of combined assets (approximately $39.9 billion in combined assets among the 38 Funds compared to approximately $676.8 million among the  14
Funds).  As a result, because the pro rata share of compensation and expenses paid by each Fund is to a large extent, reflective of each Fund's average net assets as a percentage of the aggregate average net assets of all of the Funds overseen by the Board and despite the higher overall compensation level to be received by each Trustee on the Combined Board, each Fund's proportionate share of compensation and expenses is expected to decrease following the consolidation of the two Boards into the Combined Board.  The expected decrease in the proportionate shares of Trustee compensation and expenses paid by each Fund is based on current levels of Trustee compensation and expenses.  The Trustees are entitled to establish their own level of compensation and expenses and, therefore, the compensation and expenses could increase in the future.

      In addition to the expected cost savings to each Fund, the Board considered the following items, among others, in approving the consolidation of the two boards and recommending to shareholders the election of the eleven
Nominees:

o     the knowledge and background of the Nominees will strengthen the Board through the addition of experienced and capable Trustees, which will benefit the Funds and their shareholders through enhanced governance and oversight of the Funds;

o     representations from the Manager that the formation of, and the consolidation of the Funds' Board and Board I into the Combined Board would benefit the Funds because it would improve oversight by (i)
         providing the Manager with administrative efficiencies by reducing certain duplication of expenses and management responsibilities and duties related to multiple boards and (ii) enhancing the Combined
         Board's access to management and resources; and

o     the increase in the number of funds to be overseen by the Combined Board will improve Board oversight by giving the Trustees the opportunity to become more familiar with more aspects of Fund and complex-wide operations and provide each Trustee experience in handling a larger variety of mutual fund issues.

      Why is the Board recommending changes to or elimination of, certain investment policies for the Funds, and why must the changes be submitted to shareholders?

      In some cases the changes to or elimination of, a policy is in response to changes in regulatory requirements since the Funds implemented their current policies.  Changes are also being recommended in an effort to modernize the policies, provide the Funds additional flexibility, and/or achieve consistency among the Funds and other funds in the Oppenheimer family of funds.  The Proxy
Statement explains each of the proposed changes to or addition or elimination of, a policy.  Shareholders are only being asked to approve the changes in investment policies that are "fundamental" and that apply to their respective
Fund(s).  A "fundamental" investment policy can be changed only with the approval of shareholders.

      Will the proposed changes in the fundamental investment policies change the investment objective or operations of my Fund?

      No. Each Fund will continue to be managed according to its current investment objective.  Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time.  In addition, the Board does not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund's prospectus will be amended to reflect such a change.

      When will the Shareholder Meeting be held?

      The Meeting will be held on September 26, 2005, unless it is adjourned.

      How do I vote my shares?

      You can vote your shares by completing and signing the enclosed proxy ballot(s), and mailing the proxy ballot(s) in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.

If you need assistance, or have any questions regarding the proposals or how to vote your shares, depending on the Fund for which you are a shareholder, please call the following number if any questions:

---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-800-225-5677
                                            (1-800-CALL-OPP) if you have
International Large-Cap Core Fund           any questions.
International Value Fund
Limited Term California Municipal Fund
Portfolio Series-Active Allocation Fund
Portfolio Series-Aggressive Investor Fund
Portfolio Series-Conservative Investor Fund
Portfolio Series-Moderate Investor Fund
Real Estate Fund
Select Value Fund

---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-866-634-6220 if
                                            you have any questions.
OFI Tremont Core Strategies Hedge Fund
OFI Tremont Market Neutral Hedge Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-800-858-9826 if
                                            you have any questions.
Tremont Market Neutral Fund, LLC
Tremont Opportunity Fund, LLC
---------------------------------------------------------------------------

                                       PROPOSAL 1

                               ELECTION OF TRUSTEES

      At the Meeting, eleven (11) Nominees are to be elected as Trustees.  If elected, the Trustees will serve indefinite terms until their respective successors are duly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all the nominees named further below as Trustees of the
Funds.  Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes for each Fund cast at the Meeting will be elected.

      The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees.  As a result, if elected, the
Trustees will hold office until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board may, subject to the Investment Company Act of 1940
(referred to in this Proxy Statement as the "Investment Company Act"), in its
discretion, select another person to fill the vacant position.  Each of the nominees has consented to be named as such in this Proxy Statement and to serve as Trustee if elected.

      Although the Funds will not normally hold annual meetings of their shareholders, they may hold shareholder meetings from time to time on important matters.  Shareholders also have the right to call a meeting to remove a Trustee or to take other action as described in the Funds' organizing documents.  Also, if at any time, less than a majority of the Trustees holding office has been elected by the shareholders of a Fund, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees to that Fund.

      Except for Mr. Murphy, each Nominee is an Independent Trustee.  Mr. Murphy is an "interested person" of the Funds, because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Nominees and the Funds' officers (including the portfolio managers), their positions with the Funds and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.  The address of each Trustee in the chart below is 6803
S. Tucson Way, Centennial, CO 80112-3924. Each Trustee will serve for an indefinite term, until his or her resignation, retirement, death or removal.

What Factors Did The Board Consider In Selecting The Nominees?

      The Audit Committee of the Funds serves as the nominating committee for the Funds' Board.  The members of the Audit Committee, each of whom is an
Independent Trustee, recommended and nominated each Nominee listed below to the
Board.  After due consideration, the Board recommended to shareholders the election of those Nominees.  In making the recommendation, the Board and its
Nominating Committee took into consideration a number of factors, including the knowledge, background, and experience of each of the Nominees. In addition, the
Board and the Nominating Committee considered the benefits of combining their expertise for purposes of overseeing the Funds from a complex-wide perspective;
the benefits of bringing the collective knowledge and experience of the Combined
Board to bear on compliance and governance issues; and the broader regulatory perspective of the larger Combined Board.

      The Board and its Nominating Committee also considered representations from the Manager concerning additional benefits of consolidating the two boards, including: improved efficiency of operations with one fewer Board; enhanced oversight of service providers; and the reduction and standardization of multiple policies and procedures.  Additionally, the Manager expects administrative efficiencies in fund governance and other cost-savings to be realized from the Board consolidation, because multiple boards have resulted in duplication of expenses and management time in connection with board-related tasks or matters.

      The Board I trustees oversee 24 funds compared to the 14 funds overseen by the Funds' Board.  As a result, the Board I trustees receive a higher overall rate of annual compensation than the Trustees of the Funds' Board.  Each Trustee on the Combined Board also is expected to receive the higher overall rate of
compensation.   Although the increase in compensation and the increase in the number of Trustees typically might be expected to result in an increase in the aggregate Trustee salaries and expenses paid by the Funds, in this situation, each Fund's proportionate share of Trustee compensation and expenses is expected to decrease.  The expected decrease in compensation and expenses to be paid by each Fund is expected to be realized because following the consolidation of the
Funds' Board and Board I into the Combined Board, the Trustees' compensation and expenses will be allocated among 38 Funds (rather than the  14 Funds overseen by the current Board) and among a significantly larger amount of combined assets
(approximately $39.9 billion in combined assets among the 38 Funds compared to approximately $676.8 million among the  14 Funds overseen by the current
Board).  As a result, because the pro rata share of compensation and expenses paid by each Fund is to a large, extent, reflective of each Fund's average net assets as a percentage of the aggregate average net assets of all of the Funds overseen by the Board, each Fund's proportionate share of compensation and expenses is expected to decrease following the consolidation of the two Boards into the Combined Board.  The expected decrease in the proportionate shares of
Trustee compensation and expenses paid by each Fund is based on current levels of compensation and expenses of Board I.  The Trustees are entitled to establish their own level of compensation and expenses and, therefore, the compensation and expenses could increase in the future.

Nominees for Independent Trustees
..
----------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years;
Position(s) Held with   Other Trusteeships/Directorships Held by Trustee;
Funds,                  Number of Portfolios in Fund Complex Overseen by
Length of Service,      Trustee if elected at the Meeting
Age
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Clayton K. Yeutter,     Independent Chairman of Board I and Trustee of
None                    Board I since 1991.  Of Counsel (since 1993),
Age: 74                 Hogan & Hartson (a law firm). Other directorships:

                        Danielson Holding Corp. (since 2002); formerly a
                        director of Weyerhaeuser Corp. (1999-2004),
                        Caterpillar, Inc. (1993-December 2002), ConAgra
                        Foods (1993-2001), FMC (1993-2001) and Texas
                        Instruments (1993-2001). If elected at the meeting
                        Trustee would oversee 37 portfolios in the
                        OppenheimerFunds complex.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Matthew P. Fink,        Trustee of Board I since 2005. Trustee (since
None                    2005) of the Committee for Economic Development
Age:  64                Director (a policy research foundation); Director

                        (since October 1991) of ICI Education Foundation.
                        Formerly President of the Investment Company
                        Institute (October 1991-October 2004), Director of
                        ICI Mutual Insurance Company (October 1991-June
                        2004).  If elected at the meeting, Trustee would
                        oversee 37 portfolios in the OppenheimerFunds
                        complex.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Robert G. Galli,        Trustee of Board I since 1993. Trustee or director
None                    of other Oppenheimer funds.  If elected at the
Age: 71                 meeting, Trustee would oversee 48 portfolios in
                        the OppenheimerFunds complex.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Phillip A. Griffiths,   Trustee of Board I since 1999. A director (since
None                    1991) of the Institute for Advanced Study,
Age: 66                 Princeton, N.J., a director (since 2001) of GSI

                        Lumonics, a trustee (since 1983) of Woodward
                        Academy, a Senior Advisor (since 2001) of The
                        Andrew W. Mellon Foundation. A member of: the
                        National Academy of Sciences (since 1979),
                        American Academy of Arts and Sciences (since
                        1995), American Philosophical Society (since 1996)
                        and Council on Foreign Relations (since 2002).
                        Formerly a director of Bankers Trust New York
                        Corporation (1994-1999). If elected at the
                        meeting, Trustee would oversee 37portfolios in the
                        OppenheimerFunds complex.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mary F. Miller,         Trustee of Board I since 2004. Trustee (since
None                    October 1998) of the American Symphony Orchestra
Age: 62                 (not-for-profit performing arts). Formerly a

                        Senior Vice President and General Auditor of
                        American Express Company (financial services)
                        (July 1998-February 2003). If elected at the
                        meeting, Trustee would oversee 37portfolios in the
                        OppenheimerFunds complex.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Joel W. Motley,         Trustee of Board I since 2002. Director (since
None                    2002) Columbia Equity Financial Corp.
Age: 53                 (privately-held financial adviser); Managing

                        Director (since 2002) Carmona Motley, Inc.
                        (privately-held financial adviser); Formerly he
                        held the following positions: Managing Director
                        (January 1998-December 2001), Carmona Motley
                        Hoffman Inc. (privately-held financial adviser);
                        Managing Director (January 1992-December 1997),
                        Carmona Motley & Co. (privately-held financial
                        adviser). If elected at the meeting, Trustee would
                        oversee 37portfolios in the OppenheimerFunds
                        complex.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Kenneth A. Randall      Trustee of Board I since 1988. A director of
None                    Dominion Resources, Inc. (electric utility holding
Age: 78                 company); formerly a director of Prime Retail,

                        Inc. (real estate investment trust) and Dominion
                        Energy, Inc. (electric power and oil & gas
                        producer), President and Chief Executive Officer
                        of The Conference Board, Inc. (international
                        economic and business research) and a director of
                        Lumbermens Mutual Casualty Company, American
                        Motorists Insurance Company and American
                        Manufacturers Mutual Insurance Company. If elected
                        at the meeting, Trustee would Oversee 37portfolios
                        in the OppenheimerFunds complex.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Russell S. Reynolds,    Trustee of Board I since 1999. Chairman (since
Jr.,                    1993) of The Directorship Search Group, Inc.
None                    (corporate governance consulting and executive
Age: 73                 recruiting); a life trustee of International House

                        (non-profit educational organization), and a
                        trustee (since 1996) of the Greenwich Historical
                        Society. If elected at the meeting, Trustee would
                        oversee 37portfolios in the OppenheimerFunds
                        complex.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Joseph M. Wikler,       Trustee of the Funds' Board since their
Trustee Since 2002      organizations. A director (since 1996) of Lakes
Age: 64                 Environmental Association, and Medintec (since
                        1992) and Cathco (since 1995) (medical device
                        companies); a member of investment committee of
                        the Associated Jewish Charities of Baltimore
                        (since 1994); formerly a director of
                        Fortis/Hartford mutual funds (1994-2001). If
                        elected at the meeting and at a separate
                        shareholder meeting of the Board I funds, Trustee
                        would oversee 38 portfolios in the
                        OppenheimerFunds complex.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Peter I. Wold           Independent Chairman (since 2004) and Trustee of
Trustee Since 2002      the Funds' Board since their organizations.
Age : 57                President of Wold Oil Properties, Inc. (an oil and
                        gas exploration and production company); Vice
                        President, Secretary and Treasurer of Wold Trona
                        Company, Inc. (soda ash processing and
                        production); Vice President of Wold Talc Company,
                        Inc. (talc mining); Managing Member,
                        Hole-in-the-Wall Ranch (cattle ranching); formerly
                        Director and Chairman of the Board, Denver Branch
                        of the Federal Reserve Bank of Kansas City
                        (1993-1999) and Director of PacifiCorp.
                        (1995-1999), an electric utility.  If elected at
                        the meeting and at a separate shareholder meeting
                        of the Board I funds, Trustee would oversee 38
                        portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------

Nominee for Interested Trustee

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008.  Mr. Murphy will serve for an indefinite term, until his resignation, retirement, death or removal.

----------------------------------------------------------------------------
Name,                  Principal Occupation(s) During Past 5 Years;
Position(s) Held with  Other Trusteeships/Directorships Held by Trustee;
Fund,                  Number of Portfolios in Fund Complex Currently
Length of Service      Overseen by Trustee
Age
----------------------------------------------------------------------------
----------------------------------------------------------------------------
John V. Murphy,        Chairman, Chief Executive Officer and director
President and          (since June 2001) and President (since September
Trustee since 2001     2000) of the Manager; President and a director or
Age: 56                trustee of other Oppenheimer funds; President and a
                       director (since July 2001) of Oppenheimer
                       Acquisition Corp. (the Manager's parent holding
                       company) and of Oppenheimer Partnership Holdings,
                       Inc. (a holding company subsidiary of the Manager);
                       a director (since November 2001) of
                       OppenheimerFunds Distributor, Inc. (a subsidiary of
                       the Manager); Chairman and a director (since July
                       2001) of Shareholder Services, Inc. and of
                       Shareholder Financial Services, Inc. (transfer
                       agent subsidiaries of the Manager); President and a
                       director (since July 2001) of OppenheimerFunds
                       Legacy Program (a charitable trust program
                       established by the Manager); a director of the
                       investment advisory subsidiaries of the Manager:
                       OFI Institutional Asset Management, Inc. and
                       Centennial Asset Management Corporation (since
                       November 2001), HarbourView Asset Management
                       Corporation and OFI Private Investments, Inc.
                       (since July 2001); President (since November 1,
                       2001) and a director (since July 2001) of
                       Oppenheimer Real Asset Management, Inc.; a director
                       (since November 2001) of Trinity Investment
                       Management Corp. and Tremont Advisers, Inc.
                       (investment advisory affiliates of the Manager);
                       Executive Vice President (since February 1997) of
                       Massachusetts Mutual Life Insurance Company (the
                       Manager's parent company); a director (since June
                       1995) of DLB Acquisition Corporation (a holding
                       company that owns the shares of David L. Babson &
                       Company, Inc.); formerly, Chief Operating Officer
                       (September 2000-June 2001) of the Manager;
                       President and trustee (November 1999-November 2001)
                       of MML Series Investment Fund and MassMutual
                       Institutional Funds (open-end investment
                       companies); a director (September 1999-August 2000)
                       of C.M. Life Insurance Company; President, Chief
                       Executive Officer and director (September
                       1999-August 2000) of MML Bay State Life Insurance
                       Company. Oversees 66 portfolios as Trustee/Director
                       and serves as an officer for 83 portfolios in the
                       OppenheimerFunds complex.
----------------------------------------------------------------------------

      One of the nominees, Russell S. Reynolds, Jr., has reported he has a controlling interest in The Directorship Group, Inc. ("The Directorship Search
Group"), a director recruiting firm that provided consulting services to
Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees of $137,500 for the calendar year ended December 31, 2002. Mr. Reynolds reported that The Directorship Search Group did not provide consulting services to Massachusetts Mutual Life Insurance Company during the calendar years ended
December 31, 2003 or December 31, 2004.

      The Independent Trustees of Board I have unanimously (except for Mr.
Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr.
Reynolds' status as an Independent Trustee.  Nonetheless, to assure certainty as to determinations of Board I (and the Combined Board) and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not, prior to January 1, 2006, be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of
Independent Trustees approved the matter.

      The dollar ranges of securities beneficially owned by the Independent
Trustees in the Funds and in the Oppenheimer family of funds as of December 31,
2004 (as of March 31, 2005 for Mr. Fink and June 30, 2005 for Mr. Wikler) are as
follows:

----------------------------------------------------------------------------

Name of      Dollar Range of Equity Securities Owned   Aggregate Dollar
Independent  in the Funds                              Range of Equity
Trustee                                                Securities in All

                                                       Funds Overseen or
                                                       to be overseen by
                                                       Trustee or Nominee
                                                       in Oppenheimer
                                                       Family of
                                                       Investment Companies
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Fink     None                                      Over $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Galli    None                                      Over $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr.          None                                      Over $100,000
Griffiths
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Ms. Miller   None                                      None
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Motley   None                                      Over $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Randall  None                                      Over $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Reynolds None                                      Over $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Wikler   Real Estate Fund - $10,001-$50,000        Over$100,000
             Select Value Fund - $10,001 - $50,000
             International Value Fund -
             $10,001-$50,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Wold     Real Estate Fund - Over $100,000          Over $100,000
             Select Value Fund - $50,001-$100,000
             Tremont Market Neutral Fund, LLC - Over
             $100,000
             Tremont Opportunity Fund, LLC - Over
             $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Mr. Yeutter  None                                      Over $100,000
----------------------------------------------------------------------------

General Information Regarding the Combined Board

      If shareholders approve the election of the Nominees as Trustees, the
Funds will be governed by the Combined Board.  The Funds' current Board is, and the Combined Board will be, responsible for protecting the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the
Funds' activities, review their performance and review the actions of the
Manager (and Sub-advisor if applicable) which is responsible for the Funds'
day-to-day operations.  Eight meetings of Board I and four meetings of the
Funds' current Board were held during the calendar year ended December 31, 2004.
Each Trustee nominee was present for at least 75% of the aggregate number of meetings and all committees on which that Trustee served that were held during the period.

Committees of the Board of Trustees

      The Funds' current Board has one standing committee:  an Audit Committee.
Following approval of the Trustee Nominees, it is anticipated that the Combined
Board with establish at least four standing committees: an Audit Committee, a
Regulatory & Oversight Committee, a Governance Committee, and a Proxy Committee,
under a charter identical to that of the corresponding Board I committee.

      The Audit Committee is comprised solely of Independent Trustees.  Messrs.
Wikler (Chairman) and Wold are members of the Board's Audit Committee.  The members of the Board I Audit Committee are Mr. Motley (Chairman), Mr. Randall
and Ms. Miller.  The Board's Audit Committee held four meetings during the calendar year ended December 31, 2004 and the Audit Committee of Board I held six meetings during the calendar year ended December 31, 2004.  The Combined
Board will select the members of its Audit Committee which will provide the
Combined Board with recommendations regarding the selection of the Funds'
independent registered public accounting firm. The Audit Committee will also review the scope and results of audits and the audit fees charged, review reports from the Funds' independent registered public accounting firm concerning the Funds' internal accounting procedures and controls, and reviews reports of the Manager's internal auditor, among other duties as set forth in the
Committee's charter.

      The Funds' Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, discussed matters required to be discussed with the independent auditors, received the required written disclosures and letter from the independent auditors, discussed the independence of the auditors with the independent auditors and based on these discussions and review recommended to the Board of Trustees that the audited financial statements be included in each Fund's annual report for the Fund's most recently completed fiscal year in which an annual report was sent to shareholders.  The Funds have adopted an Audit Committee Charter.  A copy of the charter is attached as Appendix A to this Proxy Statement.

      The members of the Regulatory & Oversight Committee of Board I are Mr.
Galli (Chairman), Mr. Motley and Mr. Griffiths. The Regulatory & Oversight
Committee of Board I held six meetings during the calendar year ended December
31, 2004.  The Combined Board will select members of the Combined Board's
Regulatory & Oversight Committee.  The Regulatory & Oversight Committee will evaluate and report to the Combined Board on the Funds' contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Funds to comply with the Investment
Company Act and other applicable laws, among other duties as set forth in the
Committee's charter.

      The members of the Proxy Committee of Board I are Mr. Reynolds (Chairman),
Mr. Fink and Ms. Miller.  The Proxy Committee of Board I held one meeting during the calendar year ended December 31, 2004.  The Proxy Committee will provide the
Combined Board with recommendations for proxy voting and will monitor proxy voting by the Funds.

      The Governance Committee of Board I is comprised solely of Independent
Trustees.  The members of the Governance Committee are Mr. Griffiths (Chairman),
Mr. Reynolds and Mr. Randall.  The Governance Committee of Board I held six meetings during the calendar year ended December 31, 2004.  The Combined Board will select members of the Combined Board's Governance Committee.  The
Governance Committee will review the Funds' governance guidelines, the adequacy of the Funds' Codes of Ethics, and will develop qualification criteria for
Combined Board members consistent with the Funds' governance guidelines, among other duties set forth in the Committee's charter.  The Governance Committee of
Board I, and the Audit Committee of the Board have served as the nominating committees of their respective Boards.  It is anticipated that the Governance
Committee of the Combined Board will serve as a nominating committee for the
Combined Board.  It will review and recommend nominees to the Combined Board.
The Committee will be comprised entirely of Independent Trustees.  The Combined
Board is not expected to have a standing compensation committee.  At an organizational meeting of the Combined Board, that Board will adopt a written charter for the Governance Committee that will, among other things, describe the responsibilities of the Governance Committee of the Combined Board for
nominating candidates for election as Independent Trustees of the Funds.  A copy of that Governance Committee charter will then be made available to shareholders on the OppenheimerFunds website at www.oppenheimerfunds.com.
                                   ------------------------

      Under the current policy of each of the existing Board and Board I, if the
Board determines that a vacancy exists or is likely to exist on the Board, the
Committee that serves as the nominating committee will consider candidates for
Board membership including those recommended by the Funds' shareholders.  That committee will consider nominees recommended by Independent Board members or recommended by any other Board members including board members affiliated with the Funds' investment advisors.  The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates.  Upon
Board approval, the Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process.  Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008,
to the attention of the Board of Trustees of [name of Fund], c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following:  (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.  Shareholders should note that a person who owns securities issued by Massachusetts Mutual
Life Insurance Company (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act.  In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The applicable Committee has not established specific qualifications that it believes must be met by a trustee nominee.  In evaluating trustee nominees, that Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable
SEC rules.  The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board.  There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.  Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Compensation of Trustees

      The Combined Board's Independent Trustees receive compensation for service as a Trustee and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each Fund for which an Independent Trustee serves as a trustee pays a share of these expenses.

      The officers of the Funds and one Trustee (Mr. Murphy), who are affiliated with the Manager, receive no salary or fee from the Funds.  The total compensation from all the Oppenheimer funds represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the
Board of those funds during the calendar year 2004.

 ---------------------------------------------------------------------

 Independent Trustee        Aggregate    Estimated        Total
                                          Annual      Compensation

                                        Retirement      From All
                                         Benefits      Oppenheimer
                                        to be Paid   Funds For Which
 Name and Other Board     Compensation     Upon        Individual
 Position(s)                From the    Retirement(1)   Serves As
 (as applicable)              Funds                 Trustee/Director
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Clayton K. Yeutter           None        $78,699       $173,700
 Chairman of the Board
 of
 Board I
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Matthew Fink                 None        None(4)        None(4)
 Board I Proxy Committee
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Robert G. Galli              None        $53,808      $237,312(2)
 Board I Regulatory &
 Oversight Committee
 Chairman
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Phillip Griffiths            None        $31,640       $142,092
 Board I Governance
 Committee Chairman and
 Regulatory & Oversight
 Committee Member
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Mary F. Miller               None        None(3)       $8,532(3)
 Board I Audit Committee
 and Proxy Committee
 Member
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Joel W. Motley               None        $32,076       $150,760
 Board I Audit Committee
 Chairman and Regulatory
 & Oversight Committee
 Member
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Kenneth A. Randall           None        $82,900       $134,080
 Board I Audit Committee
 and Governance
 Committee Member
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Russell S. Reynolds, Jr.     None        $63,746       $106,792
 Board I Proxy Committee
 Chairman and Governance
 Committee Member
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Joseph M. Wikler         $1,550 (from    N/A(5)         $23,000
 Audit Committee Chairman each Fund)
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Peter I. Wold            $1,550 (from    N/A(5)         $20,500
 Audit Committee Member   each Fund)
 ---------------------------------------------------------------------

1. Under the Current Retirement Plan for Board I Trustees, Estimated Annual
   Retirement Benefits to be Paid Upon Retirement is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for Trustees".
2. Includes $111,000 paid to Mr. Galli for serving as trustee or director of 10 other Oppenheimer funds other than Board I Funds.
3. Board I appointed Ms. Miller as a Trustee to 14 Funds on August 13, 2004 and to
   10 Funds on October 26, 2004.  As a result, her estimated annual retirement benefits are undeterminable.
4. Board I appointed Mr. Fink as a Trustee on January 1, 2005 and therefore, he did not receive any compensation for the calendar year 2004.  As a result, his estimated annual retirement benefits are undeterminable.
4. The Funds' current Board does not have a retirement plan.

Retirement Plan for Trustees

      The 24 Funds currently governed by Board I have adopted a retirement plan that provides for payments to retired Independent Trustees.  The retirement plan is expected to continue under the Combined Board.  Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received.  A Trustee must serve as Trustee for any of the Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit.  Each Trustee's retirement benefits will depend on the amount of the
Trustee's future compensation and length of service.

Deferred Compensation Plan for Trustees

      Board I has adopted a Deferred Compensation Plan for Independent Trustees
that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Funds.  The Deferred Compensation
Plan is expected to continue under the Combined Board.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.  The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.  Deferral of
Trustee's fees under the plan will not materially affect the Funds' assets, liabilities and net income per share.  The plan will not obligate the Funds to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.  Pursuant to an order issued by the SEC, each Fund may invest in the Funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred fee account.

Officers

      Information is given below about the executive officers who are not
Trustees of the Funds, including their business experience during the past five years. Messrs. Gillespie, Petersen, Vandehey, Vottiero, Wixted and Zack and
Mses. Bloomberg and Ives, respectively, hold the same offices with the other
Oppenheimer funds in the OppenheimerFunds family of funds. The address of the officers in the chart below is as follows:  for Messrs. Gillespie, Zack and Ms.
Bloomberg, Two World Financial Center, 225 Liberty Street, New York, NY
10281-1008, for Messrs. Petersen, Vandehey, Vottiero, Wixted and Ms. Ives, 6803
S. Tucson Way, Centennial, CO 80112-3924.  All officers serve at the pleasure of the Board.  Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                               Officers of the Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Funds, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999) of
Treasurer since 1999    the Manager; Treasurer of HarbourView Asset Management
Age: 45                 Corporation, Shareholder Services, Inc., Oppenheimer Real
                        Asset Management, Inc., Shareholder Financial Services,
                        Inc., Oppenheimer Partnership Holdings, Inc. (since March
                        1999), of OFI Private Investments, Inc. (since March 2000),
                        OppenheimerFunds International Ltd. and OppenheimerFunds
                        plc (since May 2000) of OFI Institutional Asset Management,
                        Inc. (since November 2000), and of OppenheimerFunds Legacy
                        Program (a Colorado non-profit corporation) (since June
                        2003); Treasurer and Chief Financial Officer (since May
                        2000) of OFI Trust Company (a trust company subsidiary of
                        the Manager); Assistant Treasurer (since March 1999) of
                        Oppenheimer Acquisition Corp. Formerly Assistant Treasurer
                        of Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003). An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer                 Asset Management Corporation and Shareholder Services,
since 2004              Inc.  Formerly (until February 2004) Vice President and
Age:  54                Director of Internal Audit of the Manager.  An officer of
                        83 Portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager since March
Assistant Treasurer     of 2002.  Formerly Vice President/Corporate Accounting of
since 2002              the Manager (July 1999-March 2002).  An officer of 83
Age: 41                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager.  An officer of 83
Age:  34                portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary               Counsel (since February 2002) of the Manager; General
since 2001              Counsel and a director (since November 2001) of the
Age: 56                 Distributor; General Counsel (since November 2001) of
                        Centennial Asset Management Corporation; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Secretary and
                        General Counsel (since November 2001) of Oppenheimer
                        Acquisition Corp.; Assistant Secretary and a director
                        (since October 1997) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and a director
                        (since November 2001) of Oppenheimer PartnershipHoldings,
                        Inc.; a director (since November 2001) of Oppenheimer Real
                        Asset Management, Inc.; Senior Vice President, General
                        Counsel and a director (since November 2001)Shareholder
                        Financial Services, Inc. and OFI Trust Company; Vice
                        President (since November 2001) of Oppenheimer Funds Legacy
                        Program; Senior Vice President and General Counsel (since
                        November 2001) of OFI Institutional Asset Management, Inc.;
                        a director (since June 2003) of OppenheimerFunds (Asia)
                        Limited.  Formerly Senior Vice President (May 1985-December
                        2003), Acting General Counsel (November 2001-February 2002)
                        and associate General Counsel (May 1981-October 2001) of
                        the Manager; Assistant Secretary of Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001); and
                        OppenheimerFunds International Ltd. (October 1997-November
                        2001).  An Officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and Deputy  General  Counsel of the
Assistant Secretary     Manager since  September 2004.  Formerly Mr.  Gillespie held
since 2004              the  following   positions  at  Merrill   Lynch   Investment
Age:  40                Management:  First  Vice  President  (2001-September  2004);
                        Director  (from  2000) and Vice  President  (1998-2000).  An officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999)  and Assistant secretary (since
Age: 39                 October 2003) of the Distributor; Assistant Secretary
                        (since October 2003) of Centennial Asset Management
                        Corporation; Vice President and Assistant Secretary (since
                        1999) of Shareholder Services, Inc.; Assistant Secretary
                        (since December 2001) of OppenheimerFunds Legacy Program
                        and of Shareholder Financial Services, Inc. Formerly an
                        Assistant Counsel (August 1994-October 2003). An officer of
                        83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager since
Assistant Secretary     May 2004; formerly First Vice President and Associate
since 2004              General Counsel of UBS Financial Services Inc. (formerly
Age:  36                PaineWebber Incorporated) (May 1999-April 2004).  An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      Portfolio Managers (and Officers) of the Funds

------------------------------------------------------------------------------------
Name,                        Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
John Damian,                 Vice President of the Manager since September 2001;
Vice President and           an officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager            complex; formerly Senior Analyst/Director for
Select Value Fund since      Citigroup Asset Management (November 1999 - September
2004                         2001).
Age:  37
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Emmanuel Ferreira,           Vice President of the Manager since January 2003. An
Vice President and           officer of 5 portfolios in the OppenheimerFunds
Portfolio Manager Select     complex. Formerly, Portfolio Manager at Lashire
Value Fund since 2004        Investments (July 1999-December 2002).
Age:  38
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ronald H. Fielding,          Senior Vice President of the Manager since January
Vice President and           1996; Chairman of the Rochester Division of the
Portfolio Manager Limited    Manager since January 1996; an officer of 10
Term California Municipal    portfolios in the OppenheimerFunds complex.
Fund since 2004
Age:  56
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Dominic Freud,               Vice President of the Manager since April 2003. An
Vice President and           officer of 2 portfolios in the OppenheimerFunds
Portfolio Manager            complex. Formerly, a Partner and European Equity
International Value Fund     Portfolio manager at SLS Management (January 2002 -
since 2003                   February 2003) prior to which he was head of the
Age:  46                     European equities desk and managing director at SG
                             Cowen (May 1994 - January 2002).
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Christopher Leavy,           Senior Vice President of the Manager since September
Vice President and           2000; an officer of 8 portfolios in the
Portfolio Manager Select     OppenheimerFunds complex. Formerly a portfolio
Value Fund since 2002        manager of Morgan Stanley Dean Witter Investment
Age:  34                     Management (1997 - September 2000).
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Dixon Morgan, Jr.,           Senior Director and Portfolio Manager of HarbourView
Vice President and           Asset Management Corporation and OFI Institutional
Portfolio Manager            Asset Management, Inc., both affiliates of the
International Large-Cap      Manager, since April 2000; an officer of 1 portfolio
Core since 2003              in the OppenheimerFunds complex. Formerly a Managing
Age:  59                     Director of Gratry & Company (July 1990 - April 2000).
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Rudi W. Schadt,              Vice President, Director of Research in Product
Vice President and           Design and Risk Management of the Manager; an officer
Portfolio Manager Portfolio  of 7 portfolios in the OppenheimerFunds complex.
Series since 2005            Prior to joining the Manager in February 2002 he was
Age:  47                     a Director and Senior Quantitative Analyst
                             (2000-2001) at UBS Asset Management.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Dr. Jerry Webman,            Senior Vice President (since February 1996) and
Vice President and           Senior Investment Officer and Director (since 1997)
Portfolio Manager Portfolio  of the Manager's Fixed Income Investments; Senior
Series since 2005            Vice President (since May 1999) of HarbourView Asset
Age:  55                     Management Corporation. An officer of 4 portfolios in
                             the OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
William L. Wilby,            Senior Vice President (since July 1994) and Senior
Vice President and           Investment Officer, Director of Equities (since July
Portfolio Manager Portfolio  2004) of the Manager. Formerly, Senior Investment
Series since 2005            Officer, Director of International Equities of the
Age:  61                     Manager (May 2000-July 2004) and Senior Vice
                             President of HarbourView Asset Management Corporation
                             (May 1999-November 2001). An officer of 6 portfolios
                             in the OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kurt Wolfgruber,             Executive Vice President  (since March 2003) and Chief
Vice President and           Investment  Officer and Director  (since July 2003) of
Portfolio Manager Portfolio  the Manager;  Director of HarbourView Asset Management
Series since 2005            Corporation   and   of   OFI    Institutional    Asset
Age:  54                     Management,  Inc.  (since  June  2003) and of  Tremont
                             Capital  Management,  Inc.  (since October  2001).  An
                             officer  of  4  portfolios  in  the   OppenheimerFunds
                             complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Caleb Wong,                  Vice President of the Manager since June 1999; worked
Vice President and           in fixed-income quantitative research and risk
Portfolio Manager            management for the Manager (since July 1996); an
Portfolio Series-Active      officer of 2 portfolios in the OppenheimerFunds
Allocation Fund since 2005   complex.
Age: 39
------------------------------------------------------------------------------------

      As of June 29, 2005, the Trustees, nominees for Trustee and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of any Fund, with the exception of International Value Fund and Select
Value Fund, in which the Trustees, nominees for Trustee and officers, individually and as a group, owned 1.46% and 1.43% of the outstanding shares of
International Value Fund and Select Value Fund, respectively.  The foregoing statement does not reflect ownership of shares of any Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.  In addition, each Independent Trustee (including his or her family members) does not own securities of either the Manager or OppenheimerFunds Distributor, Inc.
(the "Distributor" of the Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or
Distributor.

Independent Registered Public Accounting Firm Fees and Services

The Funds selected Ernst & Young LLP LLP as their Independent Registered Public
Accounting Firm ("Principal Accountant" or "Ernst & Young") for each of the
Funds' 2005 and 2004 fiscal years as well as the current fiscal year.

Audit Fees.  Ernst & Young billed the Funds the following amounts in each Fund's
----------
fiscal 2005 or 2004 for professional services that are normally provided by
Ernst & Young in connection with statutory and regulatory filings or engagements for those fiscal years.

     ---------------------------------------------------------------
                     Fund*                    2005         2004
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     International Large-Cap Core Fund     $13,050     $16,250
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     International Value Fund              $15,650     $16,250
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Limited Term California Municipal     N/A**       $22,250
     Fund
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     OFI Tremont Core Strategies Hedge     $68,300     $65,250
     Fund
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     OFI Tremont Market Neutral Hedge Fund $68,300     $65,250
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Real Estate Fund                      $19,450     $18,250
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Select Value Fund                     $14,000     $10,900
     ---------------------------------------------------------------
     ---------------------------------------------------------------

     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Tremont Market Neutral Fund, LLC      $36,325     $32,250
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Tremont Opportunity Fund, LLC         $36,325     $32,250
     ---------------------------------------------------------------

      * The four series of Oppenheimer Portfolio Series: Active Allocation Fund,
        Aggressive Investor Fund, Conservative Investor Fund, and Moderate
        Investor Fund did not commence operations until 2005.
      ** Limited Term California Municipal Fund's 2005 fiscal year ends July 31,
        2005 so fees are not yet available.  The Fund commenced operations in
        February 2004 and has not yet completed two fiscal years of operations.

Audit-Related Fees.  Audit-related fees are for assurance and related services
------------------
by Ernst & Young that are reasonably related to the performance of the auditor's review of the Funds' financial statements and are not reported under the prior category.  Audit-related fees would include, among others:  due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.  Ernst & Young did not bill any such audit-related fees in each Fund's fiscal 2005 or 2004 to the Funds or to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the
Fund.

Tax Fees.  Tax Fees would include tax compliance, tax planning and tax advice.
--------
Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services.  Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      Except for International Large-Cap Core Fund's and International Value
Fund's fiscal year 2004, Ernst & Young did not bill any such amounts in the
Funds' fiscal 2005 or 2004 to the Funds or to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.  Ernst & Young billed $300 in tax fees to International Large-Cap Core Fund and International Value Fund in fiscal
2004.

All Other Fees.  All other fees would include products and services provided by
--------------
Ernst & Young other than the services reported under the prior three categories.
Such fees would include the cost to Ernst & Young of attending audit committee meetings.  With respect to the four Tremont funds, such fees would include services provided to the Trustees with respect to analysis of the Funds'
expenses, consultations with management with respect to its due diligence review process surrounding investments and consultations with OFDI with respect to software development.

      Ernst & Young did not bill any such fees in each Fund's fiscal 2005 or
2004 to the Funds.  Ernst & Young billed the following amounts in other fees in each Fund's fiscal 2005 or 2004 to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

     ---------------------------------------------------------------
                     Fund*                    2005         2004
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     International Large-Cap Core Fund     $115,000    $0
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     International Value Fund              $115,000    $0
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Limited Term California Municipal     N/A**       $0
     Fund
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     OFI Tremont Core Strategies Hedge     $114,200    $0
     Fund
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     OFI Tremont Market Neutral Hedge Fund $114,200    $0
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Real Estate Fund                      $115,000    $0
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Select Value Fund                     $115,000    $0
     ---------------------------------------------------------------
     ---------------------------------------------------------------

     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Tremont Market Neutral Fund, LLC      $114,200    $0
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     Tremont Opportunity Fund, LLC         $114,200    $0
     ---------------------------------------------------------------

      * The four series of Oppenheimer Portfolio Series: Active Allocation Fund,
        Aggressive Investor Fund, Conservative Investor Fund, and Moderate
        Investor Fund did not commence operations until 2005.
      ** Limited Term California Municipal Fund's fiscal year ends July 31, 2005 so fees are not yet available.  The Fund commenced operations in February
        2004 and has not yet completed two fiscal years of operations.

      During its regularly scheduled periodic meetings, the Funds' Audit
Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Funds.

      The Audit Committee of Board I (and the Combined Board) has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Pre-approval of non-audit services may be waived provided that:  1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund's fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services;
and 3) such services are promptly brought to the attention of the Audit
Committee of the Fund and approved prior to the completion of the audit.  All services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees" were pre-approved by the Funds' current Audit Committee.

      Ernst & Young billed the following aggregate non-audit amounts in each
Fund's fiscal 2005 and/or 2004 to the Fund and each Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.  Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

----------------------------------------------------------------
                Fund*                      2005         2004
----------------------------------------------------------------
----------------------------------------------------------------
 International Large-Cap Core Fund          $115,000       $300
----------------------------------------------------------------
----------------------------------------------------------------
 International Value Fund                   $115,000       $300
----------------------------------------------------------------
----------------------------------------------------------------
Limited Term California Municipal Fund         N/A**         $0
----------------------------------------------------------------
----------------------------------------------------------------
OFI Tremont Core Strategies Hedge Fund      $114,200         $0
----------------------------------------------------------------
----------------------------------------------------------------
OFI Tremont Market Neutral Hedge Fund       $114,200         $0
----------------------------------------------------------------
----------------------------------------------------------------
 Real Estate Fund                           $115,000         $0
----------------------------------------------------------------
----------------------------------------------------------------
Select Value Fund                           $115,000         $0
----------------------------------------------------------------
----------------------------------------------------------------

----------------------------------------------------------------
----------------------------------------------------------------
Tremont Market Neutral Fund, LLC            $114,200     $3,000
----------------------------------------------------------------
----------------------------------------------------------------
Tremont Opportunity Fund, LLC               $114,200     $3,000
----------------------------------------------------------------

   *  The four series of Oppenheimer Portfolio Series: Active Allocation Fund,
      Aggressive Investor Fund, Conservative Investor Fund, and Moderate Investor
      Fund did not commence operations until 2005.
   ** Limited Term California Municipal Fund's fiscal year ends July 31, 2005 so fees are not yet available.  The Fund commenced operations in February 2004 and has not yet completed two fiscal years of operations.

      The Funds' current Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.  No such services were rendered.  Representatives of Ernst & Young are not expected to present at the
Meeting but will be available should any matter arise requiring their presence.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE
                             AS TRUSTEE OF THE FUNDS.

                                   PROPOSAL 2 -

   TO APPROVE CHANGES IN, OR THE ELIMINATION OF, CERTAIN FUNDAMENTAL INVESTMENT
   POLICIES OF THE FUNDS

      Proposal 2 is a series of proposals to change certain fundamental investment restrictions currently applicable to the different Funds. We have described each proposal contained within Proposal 2 separately and listed them in order below.  The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Funds and which investment policy or restriction changes are proposed for each Fund.  Each sub-proposal item contained in Proposal 2 requires the approval of a "majority of the outstanding voting securities" of each Fund voting separately.  A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy. Abstentions will have the effect of a "no" vote of obtaining requisite approval for the sub-proposals in Proposal 2.

      Each Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus").  Each Fund's policies generally are classified as either "fundamental" or "non-fundamental."
Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the Fund's prospectus.
The Funds' current fundamental investment restrictions are included in each
Fund's statement of additional information.

      The Investment Company Act requires that certain policies of the Funds be classified as fundamental.  Proposal 2 is intended to modernize the Funds'
policies as well as standardize their policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Funds with maximum flexibility to pursue their investment objective and respond to an ever-changing investment environment.  The Funds, however, have no current intention of significantly changing their actual investment strategies should shareholders approve the proposed changes.

      Since the organization of many of the Funds, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the
National Securities Markets Improvement Act of 1996 ("NSMIA") and are no longer applicable to mutual funds. As a result, some of the Funds continue to be subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

      In light of the opportunity afforded by this Special Meeting to review the fundamental investment policies of each Fund, OppenheimerFunds, Inc., the Funds'
investment manager (the "Manager"), reviewed all of the fundamental policies and restrictions with the following goals: (i) to simplify and modernize the Funds'
policies that are required to be fundamental, (ii) to make the fundamental policies and restrictions of all the Funds consistent to the extent possible, and (iii) to reclassify as non-fundamental those policies previously required to be fundamental that are no longer required to be so classified, or to eliminate fundamental policies that are no longer required or that are not appropriate for the operation of the Fund.  The Board may change non-fundamental policies without shareholder approval, subject to compliance with applicable disclosure requirements under rules promulgated by the SEC.

      These changes in each Fund's fundamental investment polices would simplify, streamline and standardize the fundamental investment policies that are required to be stated under the Investment Company Act, as well as provide more flexibility.  The proposed standardized fundamental investment policies cover those areas for which the Investment Company Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect each Fund's current investment objectives.

      These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals. By making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient.  Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the Investment Company Act. These revisions should give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting when the desire or need arises to change a policy, and the Board believes that the Manager's ability to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced.

      As a result, the Board has also concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board of Trustees has authorized the submission to each Fund's shareholders for their approval, and the Board recommends that shareholders approve the amendment, and/or elimination and/or reclassification of certain of the Funds' fundamental policies.

      The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Funds and their Manager in maintaining compliance with the various investment restrictions to which the Funds are subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate.
The Trustees also believe that the Manager's ability to manage each Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

      Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time.  In addition, the Funds' Trustees do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. In the future, if the Trustees determine to change materially the manner in which any Fund is managed, that Fund's prospectus will be amended to reflect such a change.

      Set forth below are a discussion of the proposed changes to each Fund's fundamental investment policies.  After each proposed fundamental investment policy is a commentary that describes the proposed policy and the significance of the proposed change to the Funds. Each Fund's current fundamental investment policies are then shown.

      Each sub-proposal in this Proposal 2 will be voted on separately by shareholders of each Fund.  The approval of each sub-proposal will require the approval of a majority of the outstanding voting shares of each Fund as defined in the Investment Company Act. (See "Voting Information" on page 52.)  If approved by a Fund's shareholders at the Special Meeting, the proposed changes to the Fund's fundamental investment policies will be adopted by the Fund but the effective date of the sub-proposals will be delayed until the Fund's prospectus or statement of additional information can be updated to reflect the changes.  If the shareholders of a Fund fail to approve any sub-proposal in
Proposal 2, the current policy or policies covered in that sub-proposal will remain in effect.

Proposal 2a:  Borrowing.

      The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds. A fund's borrowing policy must be a fundamental investment policy.

      The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.
Borrowing money to make an investment is an example of how a fund may leverage its assets.

      The Funds may have the need to borrow money for a number of reasons. They may borrow for leverage, as described immediately above.  They also may need to borrow temporarily to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and market condition are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as delayed-delivery, when-issued, reverse repurchase agreements and dollar roll transactions might be construed as borrowing transactions. (These types of transactions are described in the Funds' statement of additional information.)

      There are risks associated with borrowing.  Borrowing exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the fund and reduce its returns.  The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

      Currently, the Funds listed below are subject to a number of different fundamental investment policies concerning borrowing that generally are more restrictive than required by the Investment Company Act. The proposed amendment modernizes and standardizes the restriction on borrowing.  This change would give each Fund the flexibility to engage in certain securities transactions that might be construed as "borrowing" transactions, and would permit each Fund to borrow money up to the limits permitted by the Investment Company Act.  Changing this restriction would permit greater consistency in managing each Fund's portfolio and would allow each Fund to borrow to the maximum extent permitted by law when such borrowings are necessary for the efficient management of any
Fund's assets.

      Currently, under the Investment Company Act, a mutual fund may borrow only from banks and only to the extent the value of the Fund's assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings
(including the proposed borrowing).  An open-end fund may so borrow only from banks. Notwithstanding the preceding few sentences, both open- and closed-end funds also may borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.  If shareholders approve this sub-proposal, each Fund's current fundamental policy will be replaced by the proposed fundamental policy and each
Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the Investment Company Act, the rules and regulations thereunder and any exemptions applicable to the Funds.

      The proposed changes also would allow a Fund to borrow from another
Oppenheimer fund pursuant to an exemptive order received from the SEC.   .
Borrowing from another Oppenheimer fund could reduce certain borrowing and transaction costs.  Implementation of such interfund borrowing arrangements, however, must be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.  The Funds do not currently intend to engage in such borrowing.  In the future, if a Fund were to engage in such borrowing, the Fund's prospectus or statement of additional information would be revised accordingly.

      The Trustees propose that the current policy be amended to permit the Fund to borrow as permitted under the Investment Company Act.  As amended, each
Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Funds as defined in the Investment Company Act.  The Funds' proposed and current fundamental investment policies are set forth below.

                           Proposed Fundamental Policy
---------------------------------------------------------------------------
The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
---------------------------------------------------------------------------

------------------------------------------------------------------------------

Fund                               Current Fundamental Policy
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Real Estate Fund                   The Fund cannot borrow except as
                                   permitted by the Act.  Currently the Act
                                   permits loans only from banks and/or
                                   affiliated investment companies and only
                                   to the extent that the value of its
                                   assets less its liabilities other than
                                   borrowing is equal to at least 300% of
                                   all borrowings (including the proposed
                                   borrowing.)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

OFI Tremont Market Neutral Hedge   The Fund may not borrow money, except to
Fund (OFI Market Neutral Hedge)    the extent permitted by Section 18 of the
OFI Tremont Core Strategies Hedge  Investment Company Act or as otherwise
Fund (OFI Core Strategies Hedge)   permitted by the SEC.
Tremont Opportunity Fund, LLC
(OPP Opportunity LLC)
Tremont Market Neutral Fund, LLC
(OPP Market Neutral LLC)

------------------------------------------------------------------------------

Proposal 2b:  Concentration of Investments

      The proposed modifications modernize and clarify the restrictions concerning concentration by interpreting concentration as the term is used in the Investment Company Act and as interpreted or modified by the SEC.  These changes would give the Funds more flexibility to enter into other types of investments at future times in response to changing regulatory interpretations and financial markets.  In addition, the proposed changes would make the concentration policies for all the Funds consistent with those of the other
Oppenheimer funds, making portfolio management capabilities easier.  These changes do not in any way change how any Fund will concentrate its investments.
Rather, these changes will ensure that in cases where Fund assets are managed the same way with respect to concentration, the policy will be stated the same way to avoid the possibility of inconsistent administration.  The Funds'
proposed and current policies are stated below.

 ------------------------------------------------------------------------------

             Fund           Proposed Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 International Large-Cap    The Fund cannot invest 25% or more of its total
 Core Fund                  assets in any one industry.  That limit does not
 International Value Fund   apply to securities issued or guaranteed by the
 Real Estate Fund           U.S. government or its agencies and
                            instrumentalities or securities issued by
                            investment companies.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Limited Term California    The Fund cannot invest 25% or more of its total
 Municipal Fund             assets in any one industry.  That limit does not
                            apply to securities issued or guaranteed by the
                            U.S. government or its agencies and
                            instrumentalities or securities issued by
                            investment companies.  Nor does that limit apply
                            to municipal securities in general or to
                            California municipal securities.
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

             Fund           Current Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 International Large-Cap    The Fund cannot invest 25% or more of its total
 Core Fund                  assets in any one industry.  That limit does not
 International Value Fund   apply to securities issued or guaranteed by the
                            U.S. government or its agencies and
                            instrumentalities.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Limited Term California    The Fund cannot concentrate investments.  That
 Municipal Fund             means it cannot invest 25% or more of its total
                            assets in any industry.  However, there is no
                            limitation on investments in affiliated funds and
                            obligations issued or guaranteed by the U.S.
                            government, its agencies or instrumentalities.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Real Estate Fund           The Fund cannot concentrate its investments to
                            the extent of 25% of its total assets in any
                            industry.  However, there is no limitation as to
                            the Fund's investments in the real estate
                            industry in general.
 ------------------------------------------------------------------------------

Proposal 2c:  Investing in Other Investment Companies.

      Certain Funds are currently subject to a fundamental investment policy limiting their investment in securities of other investment companies.  It is proposed that each Fund's current fundamental policy be re-classified as a non-fundamental policy that can be changed in the future without shareholder approval.  The purpose of this proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives.

      The Investment Company Act does not require that policies on investing in other investment companies be fundamental.  This policy is non-fundamental for many of the other Oppenheimer funds.  Making the policy on investing in other investment companies non-fundamental would give the Board more flexibility without having to have the Funds incur the cost of obtaining shareholder approval should regulatory requirements change or should it become advantageous for the Funds to invest in other investment companies to an extent different from what is currently permitted by their fundamental policies.

      The ability of the Funds to invest in other mutual funds is restricted by
Section 12(d)(1) of the Investment Company Act.  NSMIA amended Section 12 to permit mutual funds to enter into so-called fund-of-funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes.  The Funds are parties to an exemptive order from the SEC permitting them to enter into fund-of-funds arrangements with other affiliated funds.  However, the Funds listed below do not currently anticipate investing in other funds in a fund-of-funds arrangement.  Although they may do so in the future if shareholders approve this proposal, each Fund's prospectus would have to be updated to reflect such a change in policy.

      An investment in another mutual fund may result in the duplication of expenses.  Should the Trustees determine in the future that a Fund's investment in other funds in a fund-of-funds arrangement is in the best interests of the
Fund, the Trustees would consider and take steps to mitigate the potential for duplication of fees in determining whether any Fund's participation in such an arrangement is suitable for the Fund and its shareholders.

      In this regard, several of the Funds may participate as underlying funds in a fund of funds arrangement in which another Oppenheimer fund would invest its assets in the Fund.  As a result, Section 12(d)(1)(A) of the Investment
Company Act generally prohibits a mutual fund from investing more than 5% of its total assets in another investment company.  The "fund-of-funds" amendments to
Section 12(d)(1) in 1996 permit those funds to acquire shares of underlying funds in excess of the 5% limit if, among other conditions, the acquired fund has an investment policy limiting its investment in other investment companies
(in other words, so that a fund-of-funds cannot invest in another fund-of-funds).  That Investment Company Act restriction stems from Congress's concern over the control of investment companies being unduly concentrated through pyramiding.  Therefore, it is necessary for any such Fund, as the underlying fund, to adopt a policy (which may be non-fundamental) preventing them from investing more than the Investment Company Act statutory limits in other investment companies in order that the investing fund of funds may invest more than 5% of its assets in the underlying Fund.

      The existing policy is not required to be fundamental under the Investment
Company Act. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective.

      The Funds' current fundamental investment policies, which would be reclassified as non-fundamental  are set forth below. Even as a non-fundamental policy, the Funds still would have to adhere to the policies.

 ---------------------------------------------------------------------------

            Fund         Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Real Estate Fund        The Fund cannot invest in other investment
                         companies except to the extent permitted by the
                         Act.  The Fund would be permitted under this
                         policy to invest its assets in the securities of
                         one or more open-end management investment
                         company for which the Manager, one of its
                         affiliates or a successor is the investment
                         advisor or sub-advisor.  That fund or funds must
                         have substantially the same fundamental
                         investment objective, policies and limitations as
                         the Fund.  The policy also would permit the Fund
                         to adopt a "master-feeder" structure.  Under that
                         structure, the Fund would be a "feeder" fund and
                         would invest all of its assets in a single pooled
                         "master fund" in which other feeder funds could
                         also invest.  This could enable the Fund to take
                         advantage of potential operational and cost
                         efficiencies in the master-feeder structure.

                         The Fund has no present intention of adopting the
                         master-feeder structure.  If it did so, the
                         Prospectus and SAI would be revised accordingly.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Select Value Fund       The Fund cannot invest in other investment
                         companies except to the extent permitted by the
                         Act.  The Fund would be permitted under this
                         policy to invest its assets in the securities of
                         one or more open-end management investment
                         company for which the Manager, one of its
                         affiliates or a successor is the investment
                         advisor or sub-advisor.  That fund or funds must
                         have substantially the same fundamental
                         investment objective policies and limitations as
                         the Fund. The Fund's policy not to concentrate
                         its investments, as described above, also would
                         permit the Fund to adopt a "master-feeder"
                         structure.  Under that structure, the Fund would
                         be a "feeder" fund and would invest all of its
                         assets in a single pooled "master fund" in which
                         other feeder funds could also invest.  This could
                         enable the Fund to take advantage of potential
                         operational and cost efficiencies in the
                         master-feeder structure.  The Fund has no present
                         intention of adopting the master-feeder
                         structure.  If it did so, the prospectus and SAI
                         would be revised accordingly.
 ---------------------------------------------------------------------------

Proposal 2d:  Lending

      Under the Investment Company Act, a fund's policy regarding lending must be fundamental. It is proposed that certain Funds' current fundamental policies be replaced by a revised fundamental policy that permits the Funds to engage in lending to the extent their lending is consistent with the Investment Company
Act, the rules thereunder or any exemption from the Investment Company Act that is applicable to the Funds.

      Currently, SEC staff positions  permit (a) lending of securities by a fund of no more than one-third of its total asset value, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this proposal, each Fund's current fundamental policy will be replaced by the proposed fundamental policy.

      If shareholders approve the proposed change in each Fund's policy, the
Trustees do not anticipate that it will affect the management of the Funds.  In general, the Funds lend their assets primarily in three different ways.  They may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as "lending" transactions and they may engage in "interfund" lending of cash to another Oppenheimer fund pursuant to an exemptive order received from the SEC.  Lending money to an affiliated fund may allow a Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of such interfund lending arrangements, however, must be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.  The Funds do not currently intend to engage in such lending.  In the future, if the Fund were to engage in such lending, the Fund's prospectus or statement of additional information would be revised accordingly.

        Some Funds are currently lending their portfolio securities as part of a securities lending program.  Funds can generate income from lending portfolio securities, although there are risks involved.  The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  However, procedures are in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

      This change would give the Funds the greatest amount of flexibility to lend their portfolio securities to generate income within the limits of the
Investment Company Act where desirable and appropriate in accordance with their investment objectives.

      In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.  The Funds' proposed and current fundamental investment policies are set forth below.

                           Proposed Fundamental Policy

--------------------------------------------------------------------------
The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
--------------------------------------------------------------------------

 ------------------------------------------------------------------------------

               Fund             Current Fundamental Policy
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Limited Term California        The Fund cannot make loans except (a) through
 Municipal Fund                 lending of securities, (b) through the
                                purchase of debt instruments or similar
                                evidences of indebtedness, (c) through an
                                interfund lending program with other
                                affiliated funds, and (d) through repurchase
                                agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Real Estate Fund               The Fund cannot make loans except as
                                permitted by the Act. Permitted loans under
                                the Act include (a) the lending of
                                securities, (b) the purchase of debt
                                instruments or similar evidences of
                                indebtedness, (c) an interfund lending
                                program (if applicable) with other affiliated
                                funds, provided that no such loan may be made
                                if, as a result, the aggregate of such loans
                                would exceed 33 1/3% of the value of its
                                total assets (taken at market value at the
                                time of such loans), and (d) through
                                repurchase agreements.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 OFI Tremont Market Neutral     The Fund may not make loans, except through
 Hedge Fund (OFI Market         purchasing fixed-income securities, or
 Neutral Hedge)                 entering into repurchase agreements except as
 OFI Tremont Core Strategies    permitted under the Investment Company act.
 Hedge Fund (OFI Core
 Strategies Hedge)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Tremont Opportunity Fund, LLC  The Fund may not make loans, except through
 (OPP Opportunity LLC)          purchasing fixed-income securities, lending
 Tremont Market Neutral Fund,   portfolio securities, or entering into
 LLC (OPP Market Neutral LLC)   repurchase agreements in a manner consistent

                                with the Fund's investment policies or as
                                otherwise permitted under the Investment
                                Company Act.
 ------------------------------------------------------------------------------

Proposal 2e:  Real Estate and Commodities

      Certain Funds are currently subject to a fundamental investment policy prohibiting them from investing in real estate or commodities.  It is proposed that the current fundamental policies regarding real estate and commodities be amended.

      The proposed policy would permit the Funds to: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of physical commodities or currencies.  Many of the Funds listed below already have this flexibility under their existing policies.  Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in a Fund.

      The purpose of this proposal is to clarify the Funds' permitted investments and to conform the Fund's policy in this area to other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

      The Investment Company Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities.
Amendment of these fundamental policies is unlikely to affect management of any
Fund, and the Trustees believe that the proposed fundamental policies on investing in real estate and commodities will provide the Funds with the maximum flexibility consistent with the current legal requirements.

      The proposed policy also would provide each Fund the flexibility to deal with a physical commodity if necessary as a result of the Fund's ownership of another security. In addition, the amended policy would clarify a Fund's ability to purchase and sell options and futures contracts and to purchase instruments that are backed by physical commodities.

      The proposed change conforms the restriction on investing in real estate to that of other Oppenheimer funds and to current interpretations of the
Investment Company Act.  This change modernizes the present restriction by allowing a Fund to invest in certain newer financial instruments that may have been precluded under the prior restriction, when that type of investment is consistent with the Fund's investment objectives and policies. The proposed policy combines real estate with commodities and commodity contracts.  The
Funds' proposed and current fundamental policies are set forth below.

                           Proposed Fundamental Policy
 -------------------------------------------------------------------------
 The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the
 Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
 -------------------------------------------------------------------------

 ---------------------------------------------------------------------------

                Fund             Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 International Large-Cap Core    The Fund cannot buy or sell real estate.
 Fund                            However, the Fund can purchase and sell
 International Value Fund        securities issued or secured by companies
                                 that invest in or deal in real estate or
                                 interests in real estate.

                                 The Fund cannot buy or sell commodities
                                 or commodity contracts.  However, the
                                 Fund can buy and sell derivative
                                 instruments and other hedging
                                 instruments, such as futures contracts,
                                 options, swaps, and forward contracts.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Limited Term California         The Fund cannot invest in real estate or
 Municipal Fund                  in interests in real estate.  However,
                                 the Fund can purchase securities of
                                 issuers holding real estate or interests
                                 in real estate (including securities of
                                 real estate investment trusts).

                                 The Fund cannot invest in commodities.
                                 However, the Fund can buy and sell any of
                                 the hedging instruments permitted by any
                                 of its other policies. It does not matter
                                 if the hedging instrument is considered
                                 to be a commodity or commodity contract.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Real Estate Fund                The Fund cannot invest in real estate or
                                 in interests in real estate.  Securities
                                 issued by companies which invest in real
                                 estate or interests therein, or
                                 securities directly or indirectly secured
                                 by real estate or interests therein are
                                 not considered to be investments in real
                                 estate.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------

 OFI Tremont Market Neutral      The Fund may not purchase, hold or deal
 Hedge Fund (OFI Market Neutral  in real estate, except that the Fund may
 Hedge)                          invest in securities that are secured by
 OFI Tremont Core Strategies     real estate, or issued by companies that
 Hedge Fund (OFI Tremont Core    invest or deal in real estate or real
 Strategies Hedge)               estate investment trusts.

 Tremont Opportunity Fund, LLC

 (OPP Opportunity LLC)           The Fund may not invest in commodities or
 Tremont Market Neutral Fund,    commodity contracts, except that the Fund
 LLC (OPP Market Neutral LLC)    may purchase and sell non-U.S. currency,

                                 options, futures and forward contracts,
                                 including those related to indexes, and
                                 options on indexes.
 ---------------------------------------------------------------------------

Proposal 2f:  Senior Securities

      The Funds listed below are currently subject to a fundamental investment policy limiting their investments in senior securities.  Under the Investment
Company Act, an investment company is not permitted to issue senior securities, except under certain limited conditions. The proposed amendment would modernize the language concerning senior securities. This change would have no immediate impact on any Funds' investment strategies and would give the Funds the maximum amount of flexibility to invest when such an investment could be construed as a senior but is nonetheless permitted under the law or by interpretations of the
SEC.

      It is proposed that each Fund's current fundamental policy on issuing senior securities, applicable to the Funds listed below, be amended to read as follows:

                           Proposed Fundamental Policy
--------------------------------------------------------------------------
The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
--------------------------------------------------------------------------

 ---------------------------------------------------------------------------

                Fund             Current Fundamental Policy
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Real Estate Fund                The Fund cannot issue "senior securities"
                                 except as permitted by the Act.  That
                                 restriction does not prohibit the Fund
                                 from borrowing money subject to the
                                 provisions set forth in this SAI, or from
                                 entering into margin, collateral or
                                 escrow arrangements permitted by its
                                 other investment policies.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 International Large-Cap Core    The Fund cannot issue "senior
 Fund                            securities," but this does not prohibit
 International Value Fund        certain investment activities for which
 Limited Term California         assets of the Fund are designated as
 Municipal Fund                  segregated, or margin, collateral or
 Select Value Fund               escrow arrangements are established, to
                                 cover the related obligations.  Examples
                                 of those activities include borrowing
                                 money, reverse repurchase agreements,
                                 delayed-delivery and when-issued
                                 arrangements for portfolio securities
                                 transactions, and contracts to buy or
                                 sell derivatives, hedging instruments,
                                 options or futures.
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------

 OFI Tremont Market Neutral      The Fund may not issue senior securities,
 Hedge Fund (OFI Market Neutral  except to the extent permitted by Section
 Hedge)                          18 of the Investment Company Act or as
 OFI Tremont Core Strategies     otherwise permitted by the Securities
 Hedge Fund (OFI Core            Exchange Commission (the "SEC").
 Strategies Hedge)
 Tremont Opportunity Fund, LLC
 (OPP Opportunity Fund LLC)
 Tremont Market Neutral Fund,
 LLC (OPP Market Neutral LLC)

 ---------------------------------------------------------------------------

                    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                 THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                         INFORMATION REGARDING THE FUNDS

      As of the close of business on the Record Date (June 29, 2005), each Fund had the following numbers of shares outstanding.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share
(and a fractional vote for a fractional vote).

-----------------------------------------------------------------------
Fund                                              Shares Outstanding
                                                 as of June 29, 2005
                                                    (All Classes)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
OFI Tremont Core Strategies Hedge Fund                     242,641.186
-----------------------------------------------------------------------
-----------------------------------------------------------------------
OFI Tremont Market Neutral Hedge Fund                       74,611.388
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer International Large-Cap Core Fund              510,000.000
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer International Value Fund                     4,071,499.768
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Limited Term California Municipal            15,457,473.48
Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Portfolio Series:  Active                    7,417,990.037
Allocation Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Portfolio Series:  Aggressive                1,266,450.419
Investor Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Portfolio Series: Conservative               1,867,938.769
Investor Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Portfolio Series:  Moderate                  3,298,151.607
Investor Fund
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Real Estate Fund                             8,558,570.572
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Select Value Fund                            1,788,623.785
-----------------------------------------------------------------------
-----------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Tremont Market Neutral Fund, LLC             63,819,770.47
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Oppenheimer Tremont Opportunity Fund, LLC                81,024,115.41
-----------------------------------------------------------------------

      Beneficial Owners. Occasionally, the number of shares of a Fund held in
"street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding.  As of the Record Date, to the best of the knowledge of each Fund, the following shareholders owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such
Fund:

OFI Tremont Core Strategies Hedge Fund

American Express Trust Company, as Trustee for The American Express Retirement
Plan, 991 ACP Financial Center, Minneapolis, Minnesota 55747, which owned
25,610.010 shares of the Fund (representing approximately 10.6% of the Fund's then outstanding shares).

SCI Cash Balance Plan, 1929 Allen Parkway, Houston, Texas 77070, which owned
24,662.463 shares of the Fund (representing approximately 10.2% of the Fund's then outstanding shares).

Seattle City Employees' Retirement System, 801 Third Avenue, Suite 300, Seattle,
Washington 98104, which owned 20,804.967 shares of the Fund (representing approximately 8.6% of the Fund's then outstanding shares).

Boehringer Ingelheim Corporation and its Affiliates Master Investment Trust, 900
Ridgebury Road, Ridgefield, Connecticut 06877, which owned 17,407.742 shares of the Fund (representing approximately 7.2% of the Fund's then outstanding shares).

Mass Mutual Pension Plan - Alternate Investment Pool - SB25, 1500 Main Street,
Springfield, Massachusetts 01115, which owned 15,749.058 shares of the Fund
(representing approximately 6.5% of the Fund's then outstanding shares).

OFI Tremont Market Neutral Hedge Fund

SCI Cash Balance Plan, 1929 Allen Parkway, Houston, Texas 77070, which owned
25,950.156 shares (representing approximately 34.8% of the Fund's then outstanding shares).

Hawaii Carpenters Financial Security Fund, 1199 Dillingham Boulevard, #200,
Honolulu, Hawaii, which owned 11,042.685 shares of the Fund (representing approximately 14.8% of the Fund's then outstanding shares).

Hawaii Electricians Annuity Fund, 1935 Hau Street, #300, Honolulu, Hawaii 96819,
which owned 5,522.931 shares of the Fund (representing approximately 7.4% of the
Fund's then outstanding shares).

Hawaii Electricians Pension Fund, 1935 Hau Street, #300, Honolulu, Hawaii,
96819, which owned 5,522.931 shares of the Fund (representing approximately 7.4%
of the Fund's then outstanding shares).

The H.E.B. Savings & Retirement Plan Trust, 646 South Main Avenue, San Antonio,
Texas 78204, which owned 5,407.391 shares of the Fund (representing approximately 7.2% of the Fund's then outstanding shares).

Oppenheimer International Large-Cap Core Fund

OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112-3924 which owned 510,000.00 Class A shares or (representing 99.90% of the Class A shares then outstanding).

Oppenheimer International Value Fund

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor
3, Jacksonville, Florida 32246-6484, which owned 45,540.607 Class B shares
(representing approximately 6.74% of the Fund's then outstanding Class B shares).

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor
3, Jacksonville, Florida 32246-6484, which owned 130,749.061 Class C shares
(representing approximately 15.24% of the Fund's then outstanding Class C shares).

Oppenheimer Limited Term California Municipal Fund

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor
3, Jacksonville, Florida 32246-6484, which owned 648,947.447 Class A shares
(representing approximately 6.42% of the Fund's then outstanding Class A shares).

A G Edwards & Sons Inc. FBO Sarah Lee Pascoe TTEE, Sarah Lee Pascoe Rev. TR, One
North Jefferson, St. Louis, Missouri 63103-2287, which owned 615,661.356 Class A shares (representing approximately 6.09% of the Fund's then outstanding Class A shares).

Pershing LLC, PO Box 2052, Jersey City, New Jersey 07303-9998, which owned
30,029.279 Class B shares (representing approximately 9.15% of the Fund's then outstanding Class B shares).

Pershing LLC PO Box 2052, Jersey City, New Jersey 07303-9998, which owned
26,545.971 Class B shares (representing approximately 8.09% of the Fund's then outstanding Class B shares).

Pershing LLC, PO Box 2052, Jersey City, New Jersey 07303-9998, which owned
21,800.021 Class B shares (representing approximately 6.64% of the Fund's then outstanding Class B shares).

Pershing LLC, PO Box 2052, Jersey City, New Jersey 07303-9998, which owned
20,978.224 Class B shares (representing approximately 6.39% of the Fund's then outstanding Class B shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, California
92121-1968, which owned 19,747.342 Class B shares (representing approximately
6.02% of the Fund's then outstanding Class B shares).

MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive East, Floor
3, Jacksonville, Florida 32246-6484, which owned 1,506,451.926 Class C shares
(representing approximately 29.93% of the Fund's then outstanding Class C shares).

Oppenheimer Portfolio Series:  Active Allocation Fund

RPSS TR Rollover IRA, FBO Pamela L. Houpe, 3104 NW Apple Harvest, Bentonville,
Arkansas 72712-3574, which owned 24,669.620 Class N shares (representing approximately 12.01% of the Fund's then outstanding Class N shares).

RPSS TR IRA, FBO James R. McConnell, 1243 210th Street, Nodaway, Iowa
50857-7526, which owned 18,594.690 Class N shares (representing approximately
9.05% of the Fund's then outstanding Class N shares).

A. Braswell Cheryl Jumonvill TR, Vista Pacifica Ent. Inc. PSP, 3674 Pacific
Avenue, Riverside, California 92509-1948, which owned 14,285.714 Class N shares
(representing 6.95% of the Fund's then outstanding Class N shares).

RPSS TR Rollover IRA, FBO Barbara K. Pugsley Smyser, 6003 South 159th Avenue,
Omaha, Nebraska 68135-6305, which owned 10,298.298 Class N shares (representing approximately 5.01% of the Fund's then outstanding Class N shares).

Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, Massachusetts
02117-9130, which owned 13,364.824 Class Y shares (representing approximately
99.25% of the Fund's then outstanding Class Y shares).

Oppenheimer Portfolio Series:  Aggressive Investor Fund

OppenheimerFunds, Inc., 6803 South Tucson Way, Englewood, Colorado 80112-3924,
which owned 110,000.000 Class A shares (representing approximately 15.25% of the
Fund's then outstanding Class A shares).

RPSS TR Rollover IRA, FBO Richard P. Leclair, 1831 Careful Lane, Little Suamico,
Wisconsin 54141-9152, which owned 9,294.045 Class N shares (representing approximately 31.18% of the Fund's then outstanding Class N shares).

RPSS TR Rollover IRA, FBO Scott D. Sawyer, 249 Meeting House Path, Ashland,
Massachusetts 01721-2369, which owned 8,295.065 Class N shares (representing approximately 27.82% of the Fund's then outstanding Class N shares).

RPSS TR, Westool Corp., 401(k) Plan, 7383 Sulier Drive, Temperance, Michigan
48182-9510, which owned 6,231.458 Class N shares (representing approximately
20.90% of the Fund's then outstanding Class N shares).

Fahnestock & Co. Inc. FBO, Oppenheimer & Co Inc. Custodian, FBO Jerry E.
Reynolds IRA, 6451 East 350 Street, Walkerton, Indiana 46574, which owned
2,463.054 Class N shares (representing approximately 8.26% of the Fund's then outstanding Class N shares).

Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, Massachusetts
02117-9130, which owned 22,630.856 Class Y shares (representing approximately
99.56% of the Fund's then outstanding Class Y shares).

Oppenheimer Portfolio Series: Conservative Investor Fund

OppenheimerFunds, Inc., 6803 South Tucson Way, Englewood, Colorado 80112-3924,
which owned 110,000.000 Class A shares (representing approximately 8.65% of the
Fund's then outstanding Class A shares).

Pershing, LLC, PO Box 2052, Jersey City, New Jersey 07303-9998, which owned
82,512.794 Class A shares (representing approximately 6.48% of the Fund's then outstanding Class A shares).

RPSS TR Rollover IRA, FBO Stephanie Gualtieri, 157 Scranton Avenue, Staten
Island, New York 10312-3213, which owned 9,970.090 Class B shares (representing approximately 5.91% of the Fund's then outstanding B shares).

RPSS TR IRA, FBO Annlee Sortland, PO Box 504, East Haddam, Connecticut
06423-0504, which owned 32,297.307 Class C shares (representing approximately
7.92% of the Fund's then outstanding Class C shares).

RPSS TR IRA, FBO Martha I. Whiteman, 8505 Brent Drive, Cincinnati, Ohio
45231-4908, which owned 24,822.299 Class C shares (representing approximately
6.08% of the Fund's then outstanding C shares).

RPSS TR Conv. Roth IRA, FBO John Trimarchi, 47 Ivy Land, Stormville, New York
12582-5307, which owned 3,093.948 Class N shares (representing approximately
22.10% of the Fund's then outstanding Class N shares).

RPSS TR Rollover IRA, FBO Ernie J Ulibarri, 2361 East 126th Loop, Thornton,
Colorado 80241-2765, which owned 940.594 Class N shares (representing approximately 6.71% of the Fund's then outstanding Class N shares).

RPSS TR Rollover IRA, FBO Janet Meluzio, 52 Osage Drive, West Milford, New
Jersey 07480-4543, which owned 1,071.650 Class N shares (representing approximately 7.65% of the Fund's then outstanding Class N shares).

RPSS TR IRA, FBO Elisa Kessler, 4 Yacht Club Drive, Apartment 23, Daphne,
Alabama 36526-7190, which owned 2,515.384 Class N shares (representing approximately 17.96% of the Fund's then outstanding Class N shares).

RPSS TR, The Phoenix Agency, 401(k) Plan, 5750 Shattalon Drive, Winston Salem,
North Carolina 27105-1381, which owned 3,863.206 Class N shares (representing approximately 27.29% of the Fund's then outstanding Class N shares).

RPSS TR IRA, FBO Evelyn C. Sutton, 15719 NE Fargo Court, Portland, Oregon
97230-4442, which owned 1,919.524 Class N shares (representing approximately
13.71% of the Fund's then outstanding Class N shares).

Taynik & Co, C/O Investors Bank & Trust, PO Box 9130, Boston, Massachusetts
02117-9130, which owned 5,889.616 Class Y shares (representing approximately
92.33% of the Fund's then outstanding Class Y shares).

Oppenheimer Portfolio Series:  Moderate Investor Fund

RPSS TR Rollover IRA, FBO David J. Zimmerman, 1228 IDA Street, Cincinnati, Ohio
45202-1505, which owned 59,953.341 Class C shares (representing approximately
7.74% of the Fund's then outstanding Class C shares).

First Clearing LLC, 45 Tudor City Place, Apartment 1306, New York, New York
10017-7608, which owned 44,776.119 Class C shares (representing approximately
5.78% of the Fund's then outstanding Class C shares).

RPSS TR IRA, FBO Alva D. Swearingen, 1729 Quail Valley Way, Columbia, South
Carolina 29212-1540, which owned 13,482.490 Class N shares (representing approximately 21.25% of the Fund's then outstanding Class N shares).

NFS LLC FEBO, NFSFMTC IRA, 115 Acorn Drive, Chestertown, Maryland 21620, which owned 8,281.718 Class N shares (representing approximately 13.05% of the Fund's then outstanding Class N shares).

RPSS TR, The Phoenix Agency, 401(k) Plan, 5750 Shattalon Drive, Winston Salem,
North Carolina 27105-1381, which owned 6,455.400 Class N shares (representing approximately 10.17% of the Fund's Class N shares).

RPSS TR Rollover IRA, 52 Osage Drive, West Milford, New Jersey 07480-4543, which owned 4,902.462 Class N shares (representing approximately 7.73% of the Fund's then outstanding Class N shares).

UMB Bank N.A. CF, Foothill-De Anza CC 403(b), FBO Mike Holler, 1260 Day Valley
Rdg., Aptos, California 95003-9326, which owned 4,546.496 Class N shares
(representing approximately 7.16% of the Fund's then outstanding Class N shares).

RPSS Cust. 403(b) Plan, Saratoga Springs City School, FBO Brenda Adams, 5 Lolik
Lane, Scotia, New York 12302-3815, which owned 3,881.803 Class N shares
(representing approximately 6.12% of the Fund's then outstanding Class N shares).

Taynik & Co., C/O Investors Bank & Trust, PO Box 9130, Boston, Massachusetts
02117-9130, which owned 20,591.894 Class Y shares (representing approximately
99.51% of the Fund's then outstanding Class Y shares).

Oppenheimer Real Estate Fund

Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield,
Massachusetts 01111-0001, which owned 439,449.368 Class A shares (representing approximately 9.42% of the Fund's then outstanding Class A shares).

Mass Mutual Life Insurance Co., Separate Investment Account, 1295 State Street,
Springfield, Massachusetts 01111-0001, which owed 346,357.089 Class A shares
(representing approximately 7.42% of the Fund's then outstanding Class A shares).

RPSS TR, Westlie Motor Co., 401(k) Plan, 500 South Broadway, Minot, North
Dakota, 58701-4451, which owned 25,898.455 Class N shares (representing approximately 9.35% of the Fund's then outstanding Class N shares).

Community Bank N.A. Cust., Auburn Memorial Hospital 403(b), 6 Rhoads Drive,
Utica, New York 13502-6317, which owned 24,990.261 Class N shares (representing approximately 9.02% of the Fund's then outstanding Class N shares).

MLPF&S for the sole benefit of it customers, 4800 Deer Lake Drive East, Floor 3,
Jacksonville, Florida 32246-6484, which owned 15,702.714 Class N shares
(representing approximately 5.67% of the Fund's then outstanding Class N shares).

RPSS TR, Sonman Inc. PSP, 401(k) Plan, 380 Commerce Parkway, Rockledge, Florida
32955-4208, which owned 15,245.505 Class N shares (representing approximately
5.50% of the Fund's then outstanding Class N shares).

Mass Mutual Pension Plan, Alternate Invest Pool SA SB25, 1295 State Street,
Springfield, Massachusetts 01111-0001, which owned 1,274,712.011 Class Y shares
(representing approximately 73.58% of the Fund's then outstanding Class Y shares).

Oppenheimer Portfolio Series, Active Allocation, 6803 South Tucson Way,
Centennial, Colorado 80112-3294, which owned 196,668.659 Class Y shares
(representing approximately 11.35% of the Fund's then outstanding Class Y shares).

Oppenheimer Portfolio Series, Moderate Investor, 6803 South Tucson Way,
Centennial, Colorado 80112-3924, which owned 89,423.021 Class Y shares
(representing approximately 5.16% of the Fund's then outstanding Class Y shares).

Oppenheimer Select Value Fund

RPSS TR Rollover IRA, FBO Lawrence R. Stamper, 23205 SE 57th Street, Issaquah,
Washington 98029-8905, which owned 17,820.995 Class N shares (representing approximately 31.40% of the Fund's then outstanding Class N shares).

Taynik & Co., C/O Investors Bank & Trust, PO Box 9130, Boston, Massachusetts
02117-9130, which owned 30,992.360 Class Y shares (representing approximately
99.77% of the Fund's then outstanding Class Y shares).

Oppenheimer Tremont Market Neutral Fund, LLC

OppenheimerFunds Distributors, Inc., 6803 South Tucson Way, Centennial, Colorado
80112-3924, which owned 15,234,866.49 shares of the Fund (representing approximately 23.87% of the Fund's shares)

Oppenheimer Tremont Opportunity Fund LLC

OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, Colorado 80112-3924,
which owned 11,271,608.96 shares of the Fund (representing approximately 13.91%
of the Fund's shares)

      The Manager, Tremont Partners, Inc., the Distributor, and Transfer Agent.
Subject to the authority of the Board, except for the OFI Tremont Core
Strategies Hedge Fund, OFI Tremont Market Neutral Hedge Fund, OFI Tremont
Opportunity Hedge Fund and OFI Tremont Market Neutral Hedge Fund (collectively, the "Tremont Funds"), the Manager is responsible for the day-to-day management of the Funds' business pursuant to its investment advisory agreement with each
Fund.  Tremont Partners, Inc., an affiliate of the Manager, has been assigned responsibility for providing day-to-day investment management services to the four Tremont Funds, subject to the supervision of the Manager.

      OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Funds' shares.  The
Manager and the Distributor are located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, NY 10281-1008.  OppenheimerFunds Services,
a division of the Manager, located at 6803 South Tucson Way, Centennial, CO
80112, serves as the transfer and shareholder servicing agent (the "Transfer
Agent") for the Funds.

      The Manager (including affiliates and subsidiaries) managed assets of more than $180 billion as of June 30, 2005, including more than 80 funds with more than seven million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual").
Tremont Partners, Inc. is a majority-owned subsidiary of OAC.  The Manager and
OAC are located at Two World Financial Center, 225 Liberty Street, New York, NY
10281-1008.  Tremont Partners, Inc. is located at 555 Theodore Fremd Avenue,
Rye, New York 10580.  MassMutual is located at 1295 State Street, Springfield,
Massachusetts 01111. OAC acquired the Manager on October 22, 1990 and its majority interest in Tremont Partners, Inc. on October 1, 2001.  As indicated
below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual.
MassMutual has engaged in the life insurance business since 1851.

      The common stock of OAC is divided into three classes. At December 31,
2004, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock,
(ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of
Class C non voting stock in OAC. This collectively represented 96.808% of the outstanding common stock and 97.889% of the voting power of OAC as of that date.
Certain officers and/or directors of the Manager held (i) 366,486 shares of the
Class B voting stock, representing 0.64% of the outstanding common stock and
1.5% of the voting power, (ii) 183,039 shares of Class C non voting stock, and
(iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 10,641,501 shares of Class C non voting stock. That group includes persons who serve as officers of the Funds and John
V. Murphy, who serves as an officer and a Trustee of the Funds.

      Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.

      The names and principal occupations of the executive officers and directors of the Manager are as follows: John V. Murphy, Chairman, President,
Chief Executive Officer and a director; Michael Baldwin, Executive Vice
President; Kurt Wolfgruber, Executive Vice President, Chief Investment Officer
and a director; Robert G. Zack, Executive Vice President and General Counsel;
Craig Dinsell and James Ruff, Executive Vice Presidents; Brian W. Wixted, Senior
Vice President and Treasurer; Mark Vandehey, Senior Vice President and Chief
Compliance Officer, and Bruce Dunbar, George Evans, Ronald H. Fielding, John
Forrest, Phillip S. Gillespie, Robert B. Grill, Steve Ilnitzki, Lynn Oberist
Keeshan, Thomas W. Keffer, Martin S.Korn, Chris Leavy, Angelo Manioudakis,
Charles McKenzie, Andrew J. Mika, Nikolaos D. Monoyios, David Pfeffer, David
Poiesz, David Robertson, Keith Spencer, Arthur Steinmetz, John Stoma, Martin
Telles, Jerry A. Webman, Diederick Werdmolder, William L. Wilby, Donna Winn,
Philip Witkower, Carol Wolf and Arthur J. Zimmer, Senior Vice Presidents. These
officers are located at one of the four offices of the Manager: Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008; 6803
South Tucson Way, Centennial, CO 80112; 350 Linden Oaks, Rochester, NY
14625-2807 or 10 St. James Avenue, Boston, MA 02116.

                       MORE ON PROXY VOTING AND THE MEETING

General information about Proxy Voting

Solicitation of Proxies.  The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be shared equally by the Manager and  the
Funds.  Costs paid by the Funds will be allocated among the Funds on the basis of relative net assets.  In addition to solicitations by mail, officers of the
Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally, by telephone or by any other electronic means available.

      Proxies also may be solicited by a proxy solicitation firm hired at the
Funds' expense to assist in the solicitation of proxies.  It is estimated the cost of engaging a proxy solicitation firm may be approximately $19,000.
Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies.  For those services, they will reimbursed by the
Funds for their expenses to the extent the Funds would have directly borne those expenses.

      Currently, if any Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining Alamo Direct Mail Services,
Inc.  Any proxy solicitation firm engaged by a Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information;
(ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

      If a Fund does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy
Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1-800-225-5677 (1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a
Proxy."

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signed the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Funds have arranged to have votes recorded by telephone.
Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers.  If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the proposals.
Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

      A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.  Abstentions (but not  broker non-votes) will have the same effect as a vote against the relevant proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares
held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Funds' other shareholders have been timely received.

Quorum.

Proposal 1:  Electing Trustees:

(a)   Shareholders of Oppenheimer Active Allocation Fund, Oppenheimer Aggressive
               Investor Fund, Oppenheimer Conservative Investor Fund and
               Oppenheimer Moderate Investor Fund (each a series of Oppenheimer
               Portfolio Series) will vote together.  The presence in person or by proxy of the holders of record of one-third of the three Funds'
               aggregate total shares outstanding and entitled to vote
               constitutes a quorum at the Meeting

(a)   Shareholders of all other Funds will vote separately.  Except for
               Oppenheimer Tremont Market Neutral Fund, LLC and Oppenheimer
               Tremont Opportunity Fund LLC, the presence in person or by proxy of the holders of record of one-third of each Fund's shares outstanding and entitled to vote constitutes a quorum.  For
               Oppenheimer Tremont Market Neutral Fund, LLC and Oppenheimer
               Tremont Opportunity Fund LLC, the presence in person or by proxy of the holders of record of a majority of each Fund's shares outstanding and entitled to vote constitutes a quorum.(b)

      Shares over which broker-dealers have discretionary voting power and shares whose proxies reflect an abstention on the proposal are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the proposal.

Proposal 2:  Changes to or Elimination of, Fundamental Investment Policies.

      Shareholders of each Fund will vote separately on each applicable sub-proposal in Proposal 2.  The presence in person or by proxy of the holders of record of more than 50% of each Fund's shares outstanding and entitled to vote constitutes a quorum for the sub-proposals in Proposal 2.

      Shares that represent broker non-votes can not be voted for any sub-proposal and are not counted as shares present.  Shares whose proxies reflect an abstention on any sub-proposal are  counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for each sub-proposal.

Required Vote

      Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes for each Fund cast at the Meeting will be elected.

      Each sub-proposal item contained in Proposal 2 requires the approval of a
"majority of the outstanding voting securities" of each Fund voting separately.
A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the
Record Date or 67% of the voting shares of the Fund present at the Special
Meeting if more than 50% of the voting shares of the Fund are present at the
Special Meeting in person or by proxy. Abstentions will have the effect of a
"no" vote of obtaining requisite approval for the sub-proposals in Proposal 2.
Shareholders of the Tremont Funds do not have any appraisal or dissenter rights in connection with any of the matters discussed in this Proxy Statement.

      In the event a quorum is not present or sufficient votes in favor of one of the proposals set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the
Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds' shareholders.  A vote may be taken on a proposal in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

      How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

      With respect to nominees for Trustees, you may direct the proxy holders to vote your shares "FOR ALL" Trustees or "FOR ALL EXCEPT" certain Trustees for whom you choose to withhold authority to vote, or you may direct the proxy holders to "WITHHOLD AUTHORITY FOR ALL" Trustees, in each case by checking the appropriate boxes.  With respect to each sub-proposal in Proposal 2, you may direct the proxy holders to vote your shares on the sub-proposal by checking the appropriate box "FOR" or "AGAINST", or instruct them not to vote those shares on the sub-proposal by checking the "ABSTAIN" box.

      If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each sub-proposal in Proposal 2.

      Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Funds a later-dated proxy, or (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 P.M. (ET) on the last business day before the
Meeting.

      Shareholder Proposals.  The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy
Statement.  A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

      Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees (or Managers, as applicable) of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular
Trustee/Manager, the shareholder should so indicate.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of each Fund (if available), including financial statements of the Fund, has previously been sent to shareholders.
Upon request, each Fund's most recent annual and subsequent semi-annual report
(when available) is available at no cost.  To request a report, depending on the
Fund for which you are a shareholder, please call the following numbers:

---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-800-225-5677
                                            (1-800-CALL-OPP) to request a
International Large-Cap Core Fund           report; or
International Value Fund
Limited Term California Municipal Fund      Write to the Funds at
Portfolio Series-Active Allocation Fund     OppenheimerFunds Services,
Portfolio Series-Aggressive Investor Fund   P.O. Box 5270, Denver,
Portfolio Series-Conservative Investor Fund Colorado 80217-5270.
Portfolio Series-Moderate Investor Fund
Real Estate Fund
Select Value Fund

---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-866-634-6220 to
                                            request a report; or
OFI Tremont Core Strategies Hedge Fund
OFI Tremont Market Neutral Hedge Fund       Write to the Funds at:
                                            [Fund Name], 6803 South
                                            Tucson Way, Centennial,
                                            Colorado 80112.
---------------------------------------------------------------------------
---------------------------------------------------------------------------
If you are a shareholder in:                Please call 1-800-858-9826 to
                                            request a report; or
Tremont Market Neutral Fund, LLC
Tremont Opportunity Fund, LLC               Write to the Funds at:
                                            [Fund Name], P.O. Box 5270
                                            Denver, Colorado 80217-5270.
---------------------------------------------------------------------------

      To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.
You may also notify the transfer agent in writing at 6803 South Tucson Way,
Centennial, Colorado 80112.Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

      OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement and the Trustees and the
Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      Section 16(a) of the 1934 Act requires the four Tremont Funds' officers and trustees, and persons who own more than 10% of a registered class of a
Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange.
Officers, trustees and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of Section 16(a) forms furnished to the four Tremont Funds, or written representations that no Forms 5 were required, each Fund believes that during the fiscal year ended October 31, 2004 all Section 16(a) filing requirements applicable to its officers, trustees and greater than 10% beneficial owners were complied with.

By Order of the Board of Trustees/Managers

Robert G. Zack, Secretary
July 28, 2005

                                                                        APPENDIX A
                                                                        ----------

                       AMENDED AND RESTATED CHARTER OF THE
                                 AUDIT COMMITTEE
                                      OF THE
                            Board IV Oppenheimer Funds
  (Adopted May 21, 2003, revised October 22, 2003, further revised September 15,
                                      2004)

      The Audit  Committee  shall  assist the Boards of the "Board IV  Oppenheimer funds"  (each,  a "Fund" and  collectively,  the "Funds") in  connection  with the
Boards'  oversight  of  the  integrity  of  each  Fund's  semi-annual  and  annual financial statements,  its compliance with legal and regulatory requirements,  the qualifications  and  independence of its independent  auditors and the performance of its independent  auditors and the internal audit function.  The Committee shall oversee  the  accounting  and  financial  reporting  processes  and  audits of the
financial   statements   of  the   Funds,   and  shall   assist   the   Boards  of
Trustees/Directors  of the Funds in carrying  out other  functions  assigned to it by the Boards.
      In  carrying  out its  functions,  the  Committee  shall have the  following responsibilities, functions and authority:

1.    The  Committee  shall  be  responsible  for  the  appointment,  subject,  if
      applicable,  to  shareholder  ratification,   (or  decision  to  terminate),
      compensation  and oversight of the work of the independent  certified public accountants  and auditors of each Fund,  and  registered  public  accounting firm,  if  applicable,  (the  "Auditors")  for the purpose of  preparing  or issuing audit reports or related work.  The Auditors  shall report  directly to the Committee.

1.01  As a condition or retaining  the Auditors or  continuing  their  engagement, the  Committee  shall  require  the  Auditors to rotate the lead or concurring  audit  partner  for a Fund at least  every five  fiscal years.

1.02  As a condition  of engaging  the Auditors or  continuing  their  engagement, the  Committee  shall  ascertain  that the Fund's  Chief  Executive
               Officer,  Controller  (if  any),  Chief  Financial  Officer,  Chief
               Accounting   Officer   (if  any)  or  any  person   serving  in  an
               equivalent  position  was not  employed by the Auditors and did not participate  in any  capacity  on  behalf  of the  Auditors  in the audit of the Fund  during the  one-year  preceding  the date of the initiation of the audit for which the Auditors are engaged.

1.03  Upon the request of the Auditors or fund  management,  the  Committee  Chair
      -----------------------------------------------------
               shall have the  authority to  pre-approve  the  performance  by the
               Auditors of any non-audit  service,  including tax services,  for a
               Fund,  if such service is not a prohibited  service  under  Section
               201 of  the  Sarbanes-Oxley  Act of  2002,  and  such  pre-approval shall be required  before any such service may be  performed  for a
               Fund.   The   Committee   Chair  shall  timely   advise  the  Chief
               Executive  Officer  and  Chief  Financial  Officer  of the Fund (or
               whoever  shall be  responsible  for  preparing  and filing a Fund's reports  under  Section  13(a) of the  Securities  Exchange  Act of
               1934) of the  approval of such  non-audit  service and shall direct that such service be disclosed in such reports.

2.    The Committee  shall maintain a direct line of  communication  and meet with the  Auditors  for  each  Fund to  review  at  least  annually,  based  upon information provided by the Auditors:

2.01  The scope of audits and audit reports;

2.02  The personnel, staffing, qualifications and experience of the Auditors;

2.03  The  independence of the Auditors,  including  certification by the Auditors of their  independence  and  assurances  by the Auditors  that they have not  provided  to such Fund any  non-audit  services  that are prohibited by the Sarbanes-Oxley Act of 2002, including:

(a)   bookkeeping  or  other  services  related  to  the  accounting   records  or
                  financial statements of the Fund;

(b)   financial information systems design and implementation;

(c)   appraisal or valuation services,  fairness opinions or  contribution-in-kind reports;

(d)   actuarial services;

(e)   internal audit outsourcing services;

(f)   management functions or human resources;

(g)   broker or dealer, investment adviser, or investment banking services;

(h)   legal services or expert services unrelated to audit; and

(i)   any  other  service  that the  Public  Company  Accounting  Oversight  Board determines is impermissible.

      2.04  The Auditor's  internal  quality-control  procedures  and any material issues raised by the most recent internal  quality-control  review, or peer  review,  of the firm,  or by any  inquiry  or  investigation  by governmental  or professional  authorities,  within the preceding five years,  respecting one or more  independent  audits carried out by the firm, and any steps taken to deal with any such issues;

      2.05  The compensation of the Auditors;

      2.06  The  audited  financial  statements  and other  financial  information submitted by the Auditors;

2.07  All material  written  communications  between the officers of the Fund, and officers  of its  investment  manager,  and  the  Auditors,  including
            (without   limitation)  any  management   letters   submitted  by  the
            Auditors in  connection  with audits of financial  statements  of such
            Fund and the responses of the Fund's management;

      2.08  All  recommendations  and  comments  submitted  to the  Boards  of the
            Funds or the Committee by the Auditors, either written or verbal;

      2.09  All  critical  accounting  policies  and  practices  to be  used;  all alternative  treatments  of  financial  information  within  generally
            accepted   accounting   principles   that  have  been  discussed  with
            management  of a Fund,  ramifications  of the use of such  alternative disclosures  and  treatments,  and  the  treatment  preferred  by  the
            Auditors;  changes in accounting and auditing procedures,  principals, practices, standards and reporting;

      2.10  Determination  of areas of substantial  risk in accurate  reporting of financial results and operations of the Fund;

      2.11  Any problems or  difficulties  encountered  in the course of the audit of the Fund, and management's response;

      2.12  The qualifications of the principal financial officer of the Funds;

      2.13  Matters  required to be  discussed  pursuant to  Statement of Auditing
            Standards No. 61; and

      2.14  Tax matters affecting the Fund, including:

(a)   Compliance   with  the   provisions   of  the  Internal   Revenue  Code  and
                  regulations,  including  annual reviews for such Fund concerning qualification  as  a  regulated  investment  company  under  the
                  Internal Revenue Code; and

(b)   Tax legislation and rulings.

3.    The  Committee   shall  also  receive  and  review   reports  and  materials
      submitted by any certified  public  accounting  or auditing firm  concerning the following matters:

3.01  Reports  concerning the policies,  procedures,  operating  effectiveness and
               internal   controls   of  the   investment   manager's   accounting
               Department,

3.02  Reports  concerning   portfolio  accounting  system  software  used  by  the
               investment   manager  and  its  Accounting   Department's  use  and
               implementation thereof;

3.03  Reports  concerning  the  internal  controls and  performance  of the Funds'
               Transfer  Agent under and  compliance  with  shareholder  servicing and transfer  agency  agreements  which  relate to Fund  accounting matters or a Fund's financial statements; and

3.04  Reports  and  materials  concerning  the  classes  of shares  of the  Funds,
               including  the  Manager's   operations  and  control  policies  and
               procedures,  net asset value per share  calculations,  dividend and
               distribution   determinations   and   allocations   of  income  and
               expenses.

4.    The Committee shall also consider and review the following matters:

4.01  Reports  from the  Internal  Auditing  Department  of the Funds'  investment manager  and the  Committee  shall  from time to time meet with the investment manager's internal audit staff to discuss the reports;

4.02  Annual and semi-annual  reports for the Funds,  and the Committee shall from time to time  meet with  appropriate  personnel  of the  investment manager's Accounting Department for this purpose;

4.03  Risk  assessment  and  risk  management   policies  of  the  Funds  and  the
               investment manager;

4.04  Matters relating to a Fund's Custodian(s);

      4.05  Valuation of portfolio investments,  including  determinations of fair value or the  procedures  for the  determination  of the fair value of any such  investments  as do not have a readily  ascertainable  market value;

      4.06  Compensation  of  legal  counsel  to the  Funds  and  the  independent trustees/directors of  the Funds;

      4.07  Reports  concerning  allocations  of fidelity  blanket bond,  D&O/E&O, and money market default insurance premiums and coverages;

      4.08  Reports concerning multi-peril property and casualty insurance;

      4.09  Reports concerning  undistributed  income and capital gains, and other items pertaining to Fund dividends and their accruals;

      4.10  Review of periodic  reports from each Fund's Chief  Executive  Officer and  Chief  Financial  Officer  (or any  disclosure  committee  of the investment  manager  of the Fund or  whoever  is  responsible  for the preparation  and  filing  of the  Fund's  periodic  reports  under the
            Securities   Exchange  Act  of  1934)  on   disclosure   controls  and
            procedures  required  under  Rules  13a-15  and 15d-15 (as they may be amended  from time to time) of the  Securities  Exchange  Act of 1934, and the  evaluation of the  effectiveness  of the design and operation of such disclosure  controls and procedures and the  identification of significant changes thereto;

4.11  Reports  from  the  investment  manager  concerning   compliance  with  Fund
            policies as well as applicable regulations and laws;

4.12  Reports  from the Chief  Executive  Officer and Chief  Financial  Officer of
                                                      -----
            the Funds as to the  certification  of  periodic  reports  filed under the Securities Exchange Act of 1934.

      4.13  Any  other  matters  referred  to it by the  Board or Chief  Executive
            Officer of any Fund.

5.    The  Committee  shall  recommend  to the  Board  of each  Fund  whether  its audited  and  semi-annual  financial  statements  should  be  published  and included  in  any  filing  with  the  Securities  and  Exchange  Commission, including,  without limitation,  the annual report to shareholders  required by Rule 30d-1 under the Investment Company Act of 1940 (the "1940 Act").

6.    The  Committee  shall  evaluate  and  make  recommendations   regarding  the
      compensation  and expenses paid and other benefits  provided by the Funds to the independent and interested Board members.

7.    The Committee  shall select and nominate for approval by the Board  nominees for new  independent  Board  members.  The  Committee  may,  but  need  not, consider  the advice and  recommendation  of the Funds'  investment  manager and its affiliates in making the selection.

8.    The  Committee  shall  render  reports  to the  Boards  with  respect to the results of its reviews and its recommendations, if any.

9.    The  Committee  shall  consider  and  make   recommendations  to  the  Board
      regarding  adoption of fund  governance  policies and  practices,  including consideration  of legal  requirements  and "best  practices"  recommended or adopted by investment  company trade  associations,  auditing firms or other professional organizations.

10.   The  Committee  shall  receive  and  review  reports to be  provided  by the investment  manager of the Funds,  or the investment  manager's  affiliates, legal counsel,  and/or auditors,  disclosing in a timely manner any material
      impairment  of  the  investment   manager's  ability  to  provide  effective
      investment management,  shareholder servicing, or distribution services to a
      Fund or the Funds,  including  without  limitation  any  material  financial impairment, material accounting irregularities,  material adverse litigation or  regulatory  proceeding  or  investigation,  or material  adverse  public relations matter affecting the investment manager,  the general distributor, and/or the transfer agent and/or its or their key management personnel.

11.   The Committee shall establish and  periodically  review  procedures for: (A)
      the receipt,  retention and  treatment of  complaints  received by the Funds regarding  accounting,  internal accounting  controls,  or auditing matters;
      and (B) the  confidential,  anonymous  submission by employees of the Funds, investment  manager,  transfer  agent,  general  distributor,  or any  other provider of accounting  related services for the Funds of concerns regarding accounting or auditing matters related to the Funds.

12.   The  Committee  shall  serve  as  the  Fund's   Qualified  Legal  Compliance
      Committee  ("QLCC")  pursuant to the  Securities  and Exchange  Commission's
      "Standards of  Professional  Conduct for Attorneys  Appearing and Practicing
      Before the  Commission in the  Representation  of an Issuer" as set forth in
      17  CFR,  Part  205.2  of  Title  17,  Chapter  II of the  Code  of  Federal
      Regulations   ("SEC  Attorney   Reporting   Regulations")   and  the  Funds'
      compliance  procedures  implementing  those  standards for the attorneys who represent the Funds before the Securities and Exchange  Commission  ("Fund's
      Attorney  Reporting  Procedures").  The QLCC shall establish  procedures for the  confidential  receipt,  retention  and  consideration  of any report of
      Evidence  of a  Material  Violation"  (as that  term is  defined  in the SEC
      Attorney Reporting Regulations.

12.01 The QLCC  shall  have the  authority  and  responsibility  to (i) notify the
            Fund's  Chief  Legal  Officer  and  Chief  Executive  Officer  (or the
            equivalents  thereof) of any Evidence of a Material  Violation (ii) to determine if an investigation  is warranted,  and if so, to direct the
            Chief  Legal  Officer or Outside  Counsel  (as that term is defined in
            the  Fund's  Attorney   Reporting   Procedures)  to  conduct  such  an
            investigation,  notify  the Board of such  investigation,  and  retain expert  personnel;  (iii) at the conclusion of the  investigation,  to recommend,  by majority  vote,  that the Fund implement an appropriate response  to Evidence  of a Material  Violation,  and inform the Chief
            Legal Officer,  Chief Executive  Officer (or the equivalents  thereof)
            and the  Board of the  result  of the  investigation  and  appropriate remedial measures.

12.02 The QLCC shall have the  authority  and  responsibility,  acting by majority
            vote,  to  take  "all  other   appropriate   action,"   including  the
            authority  to notify the  Securities  and Exchange  Commission  of the
            Fund's failure to take appropriate action.

13.   The  Committee  shall meet upon the call of the Chairman  and the  Committee may set its  agendas  and the places and times of  Committee  meetings.  The
      Committee  may  request  reports  and  other  information  from  the  Funds'
      investment  manager,  general  distributor,   and  Transfer  Agent  and  may
      request  officers and  personnel of such entities to meet with the Committee from time to time. The Committee shall  periodically  meet,  assisted at its discretion  by outside legal  counsel or other  advisors,  alone and outside the  presence  of  personnel  of such  entities,  and  separately  with  the
      Auditors  or with  internal  auditors.  The  Committee  may  employ and meet with any  experts  and other  persons as it deems  necessary  to perform its functions.  The  Committee  shall keep  minutes and records of its  meetings and shall report to the Board.

14.   The Committee  shall be composed of at least three members,  all of whom are independent  Board members  (those who are not  "interested  persons" of the
      Fund as defined by section 2(a)(19) of the 1940 Act.

15.   The Committee  shall  establish  procedures to determine  whether any of its members is a "financial  expert" (as defined by the  Securities and Exchange
      Commission pursuant to the Sarbanes-Oxley Act of 2002).

16.   Committee  members  shall  not  accept  any  consulting,  advisory  or other compensatory  fee from a Fund  except in their  capacity  as a member of the
      Committee,  the Board of  Trustees/Directors,  or any other committee of the
      Board.

17.   The term of the Chairman of the  Committee  shall be one year.  The Chairman and the Members of the  Committee  shall be appointed by the Chairman of the
      Board of the Funds,  provided  that the  Chairman  of the Board of the Funds is an independent Board member, otherwise by the full Board.

18.   The Committee shall have the authority to engage  independent  legal counsel
      (which   may  be  the  same   counsel   as   counsel   to  the   independent
      Trustees/Directors  of the Board) and other  advisers as it deems  necessary to carry out its duties.

19.   The  Committee  shall review this Charter and its own  performance  annually and  recommend to the Boards any changes to the Charter  that the  Committee deems  appropriate.  This  Charter may be amended or  modified  from time to time by the Board of any Fund with respect to that Fund.

                              Amended  and  approved by the Boards of the Board IV
                              Oppenheimer Funds on September 15th, 2004

                              /s/ Robert G. Zack
                              ------------------

                              Robert G. Zack

                              Secretary of the Funds

                                    [Insert Ballot]

PROXY
CARD                                                                       OPPENHEIMER
FUNDS                                                                        PROXY CARD
                     PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON SEPTEMBER 26, 2005

The  undersigned,  revoking prior proxies,  hereby appoints Brian Wixted,  Philip  Vottiero, and Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the  undersigned, with full power of  substitution,  to vote shares held in the name of the undersigned on the record date at the Joint  Special  Meeting of  Shareholders  to be held at 6803 South Tucson
Way, Centennial,  Colorado,  80112, on September 26, 2005, at 1:00 P.M. Mountain time, or at any  adjournment  thereof,  upon  the  proposal  described  in the  Notice  of  Meeting  and accompanying Proxy Statement, which have been received by the undersigned.

This  proxy is  solicited  on behalf of each  Fund's  Board of  Trustees/Directors,  and the
proposals   (set  forth  on  this  proxy   card)  have  been   proposed   by  the  Board  of
Trustees/Directors.

When properly  executed,  this proxy will be voted as indicated or "FOR" the proposals if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy  holders' best judgment as to any other matters that may arise at the Meeting.

                                                      VOTE VIA THE INTERNET:
                                                      https://vote.proxy-direct.com
                                                      VOTE VIA THE TELEPHONE:  1-866-241-6192
                                                      999  9999  9999  999

FUNDS                  FUNDS                 FUNDS                  FUNDS
-----                  -----                 -----                  -----
OFI Core Strategies Hedge                    OFI Market Neutral Hedge   International Lrge
Cap Core               International Value
Limited Term CA Municipal                    Portfolio Series Active Allocation
Portfolio Series Aggressive Investor         Portfolio Series Conservative Investor
Portfolio Series Moderate Investor           Real Estate            Select Value
OPP Market Neutral LLC OPP Opportunity LLC

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.  To elect a Board of Trustees

01  Matthew P. Fink    02  Robert G. Galli   03  Phillip A. Griffiths
04  Mary F. Miller     05  Joel W. Motley    06  John V. Murphy
07  Kenneth A. Randall 08  Russell S. Reynolds, Jr.                    09  Joseph M. Wikler
10  Peter I. Wold      11  Clayton K. Yeutter

If you wish to withhold authority to vote your shares "FOR" a particular  nominee,  mark the
"FOR ALL EXCEPT" box and write the  nominee's  number(s) on the line  provided.  Your shares will be voted "FOR" any remaining nominee(s).

2. To approve  changes to, or the  elimination of certain  fundamental  investment  policies of the Funds
2.a. To Approve Changes to the Funds' Policies on Borrowing

                                              FOR    AGAINST  ABSTAIN         FOR    AGAINST
ABSTAIN                       FOR    AGAINST  ABSTAIN
OFI Core Strategies Hedge     OFI Market Neutral Hedge      Real Estate
OPP Market Neutral LLC        OPP Opportunity LLC

2.b. To Approve Changes to the Funds' Fundamental  Investment Policies Regarding  Concentration
of Investments in an Industry

                                              FOR    AGAINST  ABSTAIN         FOR    AGAINST
ABSTAIN                       FOR    AGAINST  ABSTAIN
International Lrge Cap Core   International Value           Limited Term CA Municipal
Real Estate

2.c. To Reclassify Investing in Other Investment Companies as a Non-Fundamental Policy

                                              FOR    AGAINST  ABSTAIN         FOR    AGAINST
ABSTAIN
Real Estate                   Select Value

2.d. To Approve Changes to the Funds' Fundamental Investment Policies Regarding Making Loans

                                              FOR    AGAINST  ABSTAIN         FOR    AGAINST
ABSTAIN                       FOR    AGAINST  ABSTAIN
OFI Core Strategies Hedge     OFI Market Neutral Hedge      Limited Term CA Municipal
Real Estate                   OPP Market Neutral LLC        OPP Opportunity LLC

2.e. To Approve Changes to the Funds' Fundamental  Investment  Policies  Regarding  Investments
in Real Estate and Commodities

                                              FOR    AGAINST  ABSTAIN         FOR    AGAINST
ABSTAIN                       FOR    AGAINST  ABSTAIN
OFI Core Strategies Hedge     OFI Market Neutral Hedge      International Lrge Cap Core
International Value           Limited Term CA Municipal     Real Estate
OPP Market Neutral LLC                                      OPP Opportunity LLC

 2.f.                         To Approve Changes to the Funds' Fundamental Investment
Policies Regarding Issuing Senior Securities

                                              FOR    AGAINST  ABSTAIN         FOR    AGAINST
ABSTAIN                       FOR    AGAINST  ABSTAIN
OFI Core Strategies Hedge     OFI Market Neutral Hedge      International Lrge Cap Core
International Value           Limited Term CA Municipal     Real Estate
Select Value                  OPP Market Neutral LLC        OPP Opportunity LLC